THE RECTORSEAL CORPORATION AND JET-LUBE, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN

                (As Revised and Restated Effective April 1, 1989)



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                                TABLE OF CONTENTS


                                                                            Page



         ARTICLE I     DEFINITIONS...........................................  2

         ARTICLE II    ELIGIBILITY OF EMPLOYEES.............................. 10

         ARTICLE III   CONTRIBUTIONS, FUNDING POLICY
                           AND WITHDRAWALS................................... 11

         ARTICLE IV    ACCOUNTS AND VALUATION OF TRUST
                           FUND.............................................. 13

         ARTICLE V     LIMITATION ON ALLOCATIONS............................. 16

         ARTICLE VI    INDIVIDUAL ACCOUNTS................................... 25

         ARTICLE VII   RETIREMENT............................................ 25

         ARTICLE VIII  DEATH................................................. 26

         ARTICLE IX    DISABILITY............................................ 27

         ARTICLE X     TERMINATION BENEFITS.................................. 28

         ARTICLE XI    DISTRIBUTIONS......................................... 30

         ARTICLE XII   NOTICES............................................... 39

         ARTICLE XIII  AMENDMENT OR TERMINATION OF PLAN...................... 39

         ARTICLE XIV   COMMITTEE............................................. 42

         ARTICLE XV    MISCELLANEOUS......................................... 44

         ARTICLE XVI   ADOPTION BY AFFILIATED COMPANIES...................... 46

         ARTICLE XVII  THE TRUSTEE........................................... 47

         ARTICLE XVIII INVESTMENTS........................................... 48

         ARTICLE XIX   TOP HEAVY PROVISIONS.................................. 49



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                  THE RECTORSEAL CORPORATION AND JET-LUBE, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN

                (As Revised and Restated Effective April 1, 1989)


     THIS AGREEMENT, executed this 31 day of January, 1996, and effective the first day of April, 1989 unless specifically provided elsewhere in the Agreement, by The RectorSeal Corporation, a Delaware corporation, having its principal office in Houston, Texas (hereinafter referred to as the "Company").

                              W I T N E S S E T H:

     WHEREAS, effective June 1, 1976, the Company established The RectorSeal Corporation Employee Stock Ownership Plan (hereinafter referred to as the "Plan"); and

     WHEREAS, the Plan was subsequently amended from time to time and was then amended and restated effective April 1, 1985, except for specific provisions which were effective April 1, 1984, to bring the Plan into compliance with the Tax Equity and Fiscal Responsibility Act of 1982, the Tax Reform Act of 1984 and the Retirement Equity Act of 1984; and

     WHEREAS, the Plan was subsequently amended by Amendment No. 1 effective, with respect to specific provisions, on April 1, 1984 and April 1, 1985; and

     WHEREAS, Jet-Lube, Inc., a Delaware corporation ("Jet Lube"), and an Affiliated Company (herein defined), established the Jet- Lube, Inc. Employee Stock Ownership Plan (the "Jet Lube Plan") effective June 1, 1976; and

     WHEREAS, the Jet Lube Plan was subsequently amended from time to time prior to April 1, 1984, was amended and restated effective April 1, 1985, except for specific provisions which were effective April 1, 1984, to bring the Jet Lube Plan into compliance with the Tax Equity and Fiscal Responsibility Act of 1982, the Tax Reform Act of 1984 and the Retirement Equity Act of 1984, and, due to the merger of the Jet Lube Plan with and into the Plan, was amended to comply with (i) those provisions of the Tax Reform Act of 1986 that were technical corrections to the Retirement Equity Act of 1984 and (ii) the temporary Treasury Regulations issued with respect to those provisions in the Internal Revenue Code of 1986 enacted by the Retirement Equity Act of 1984 or the subsequent technical correction provisions thereto; and

     WHEREAS, Jet Lube approved (i) the merger of the Jet Lube Plan, effective as of April 1, 1989, with and into the Plan and (ii) the transfer of assets from the Jet Lube Plan to the Plan as soon as practicable after the valuation of accounts in the Jet Lube Plan at March 31, 1990; and



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     WHEREAS,  the  Company  now  desires  to  amend  and  restate  the Plan (i)
effective April 1, 1989, except for certain provisions for which another effective date is subsequently provided otherwise in the terms of the Plan, to bring the Plan into compliance with the Tax Reform Act of 1986 as well as all other applicable laws, rules and regulations enacted or promulgated since the prior plan restatement and (ii) effective April 1, 1994, to change the name of the Plan to "The RectorSeal Corporation and Jet-Lube, Inc. Employee Stock Ownership Plan."

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     Unless by the context hereof a different meaning is clearly indicated, whenever used in this Plan, the following words shall have the meanings hereinafter set forth:

Sec. 1.1 Administrator for the purposes of ERISA means the Company; provided, that the Company, by action of its governing body, may designate another person or entity, including the Trustee, as Administrator of the Plan.

Sec. 1.2 Affiliated Company means the Company and any other entity which is, along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses [as defined in Section 414(b) or
     (c) of the Code], any entity which along with the Company is included in an affiliated service group as defined in Section 414(m) of the Code, and any other entity which is required to be aggregated with the Company pursuant to Section 414(o) of the Code.

Sec. 1.3 Allocation Date means the Anniversary Date and each additional date designated by the Named Fiduciary on which allocations are made.

Sec. 1.4 Anniversary Date means the last day of each Year.

Sec. 1.5 Annual Compensation means the sum of (i) the amounts actually paid to an Employee by the Employer for services rendered, as reported on the Employee's Federal income tax withholding statement (Form W-2 or its subsequent equivalent) for the Year, exclusive, however, of reimbursements and other expense allowances, fringe benefits (cash and noncash), including but not limited to automobile allowances, taxable group life insurance and amounts that are paid to the Employee in cash in lieu of being contributed on his behalf to the Plan or any other qualified defined contribution plan maintained by the Employer, moving expenses, welfare benefits, and all other extraordinary compensation, such as income attributable to phantom stock plans; (ii) amounts applied to

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     purchase  benefits  pursuant  to  a  salary  reduction  agreement  under  a cafeteria plan as defined in Section 125 of the Code sponsored by an Employer and amounts deferred pursuant to a salary reduction agreement under any other plan described in Section 401(k) of the Code sponsored by an Employer; and (iii) for Years beginning prior to April 1, 1994, amounts accrued in a Year but not paid until the following Year as a result of the timing of pay periods or pay days or which is deemed to be "de minimus", provided such amounts are paid during the first few weeks of the subsequent Year. For (i) any Year (A) beginning after December 31, 1983 and before January 1, 1989 in which the Plan is a top heavy plan as defined in Section 416(g) of the Code or (B) beginning after December 31, 1988 and before January 1, 1994, only the first $200,000 of Annual Compensation shall be taken into account [or, beginning April 1, 1988, such other amount as the Secretary of the Treasury may prescribe at the same time and in the same manner as provided under Section 415(d) of the Code for adjusting the dollar limitation in effect under Section 415(b)(1)(A) of the Code] and
     (ii) beginning after December 31, 1993, only the first $150,000 of Annual Compensation shall be taken into account [or, beginning April 1, 1995, such other amount as may be determined under Section 401(a)(17)(B) of the Code] (hereinafter referred to as the "Compensation Limitation"). In determining the Annual Compensation of each Participant, who is (i) a more than five percent owner of an Employer or (ii) a highly compensated employee [within the meaning of Section 414(q) of the Code] in the group consisting of the ten highly compensated employees paid the greatest Annual Compensation during the Year (without regard to this sentence), for purposes of applying the Compensation Limitation for a Year after December 31, 1988, the spouse of each such Participant and each of his lineal descendants who have not attained age 19 before the close of the Year shall not be treated as a separate Employee for that Year and the Annual Compensation of each such family member shall be aggregated with the Annual Compensation of the Participant as if it were paid to the Participant. If, as a result of the application of the preceding sentence, the Compensation Limitation for a Year is exceeded, then the Compensation Limitation shall be prorated among the affected individuals in proportion to each such individual's Annual Compensation as determined under this Section 1.5 prior to the application of this limitation.

Sec. 1.6 Beneficiary means any person or fiduciary designated by a Participant or Former Participant to receive benefits hereunder following the death of such Participant or Former Participant. Each Participant and Former Participant may, from time to time, select one or more Beneficiaries to receive benefits pursuant to Section 8.1 in the event of the death of such Participant or Former Participant. Such selection shall be made in writing upon a form provided by the Named Fiduciary. The last such selection filed with the Named Fiduciary shall control. If at the date of death the Participant or Former Participant is married, the Beneficiary shall be the surviving spouse unless the spouse has consented in writing to the designation of some other Beneficiary, which designation may not be changed without spousal consent unless

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     the voluntary consent of the spouse (i) expressly  permits  designations by the Participant without any requirement of further consent by the spouse and (ii) acknowledges that the spouse has the right to limit the consent to a specific Beneficiary. Such written consent must acknowledge the effect of such selection and such consent must be witnessed by a Plan representative or a notary public. Spousal consent is not required if it is established to the satisfaction of the Plan representative that the consent may not be obtained (i) because the Participant has no spouse, (ii) because the spouse cannot be located or (iii) because of such other circumstances as the Secretary of Treasury may by regulations prescribe. Any consent by a spouse (or establishment that the consent of the spouse may not be obtained) shall be effective only with respect to that spouse. If a selection is not made in compliance with these provisions or if such designated persons shall have died, Beneficiary means the first of the following classes of successive preference beneficiaries then surviving: the Participant's or Former Participant's:

        (a)     surviving spouse,

        (b)     descendants, per stirpes,

        (c)     parents in equal shares,

        (d)     brothers and sisters in equal shares, and

        (e)     estate.

Sec. 1.7 Code means the Internal Revenue Code of 1986, as it may be amended from time to time. Reference to a section of the Code shall include that section and any comparable section of any future legislation that amends, supplements or supersedes said section.

Sec. 1.8 Committee means the committee appointed under Article XIV to administer the Plan.

Sec. 1.9 Company means The RectorSeal Corporation, a Delaware corporation, or any successor thereto.

Sec. 1.10 Disability means physical or mental incapacity of a Participant which, in the opinion of a physician approved by the Named Fiduciary, will permanently prevent such Participant from performing any of the usual duties of his employment.

Sec. 1.11 Early Retirement Date means the Anniversary Date of the Year coinciding with or next following the later of the date a Participant attains age 55 and has completed at least 10 Years of Service (Vesting), provided the Participant has elected at least 60 days prior to such Anniversary Date to terminate his employment with all Affiliated Companies.


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Sec. 1.12  Employee  means any  individual  in the employ of an Employer  who is included on the Federal Insurance Contribution Act rolls of an Employer, and excludes any Leased Employee.

Sec. 1.13 Employer means the Company and any other Affiliated Company, with respect to its Employees, provided such Affiliated Company is designated by the governing body of the Company as an Employer under the Plan and whose designation as such has become effective and has continued in effect. The designation shall become effective only when it shall have been accepted by the governing body of the Employer and shall be effective for the Year determined by the governing body of the Company and the Employer. An Employer may revoke its acceptance of such designation at anytime, but until such acceptance has been revoked, all of the provisions of the Plan and amendments thereto shall apply to the Employees of the Employer. In the event the designation of the Employer as such is revoked by the governing body of the Employer, this will not be deemed a termination of the Plan.

Sec. 1.14 Entry Date means the first day of the Year.

Sec. 1.15 ERISA means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time, and applicable regulations promulgated thereunder.

Sec. 1.16 Five-Year Break in Service means any five consecutive Years during each of which the Employee or Participant performs for an Affiliated Company 500 or fewer Hours of Service.

Sec. 1.17 Former Participant means any individual who has been a Participant in the Plan (i) who is no longer in the employ of an Affiliated Company and who has not yet received the entire benefit to which he is entitled under the Plan, or (ii) who is still in the employ of an Affiliated Company and who has an interest in the Plan but who is not eligible for Employer contributions and forfeitures.

Sec. 1.18 Hours of Service means hours for which the Employee or Participant is either directly or indirectly paid, or entitled to payment, by an Affiliated Company. Further, the Employee or Participant shall be credited with an Hour of Service for each hour for which back pay, irrespective of mitigation of damages, has been awarded or agreed to by an Affiliated Company. These Hours of Service shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made. Hours of Service for periods during which no duties are performed shall be calculated and credited pursuant to Section 2530.200b-2(b) and (c) of the Department of Labor regulations which are incorporated herein by reference. No more than 501 Hours of Service shall be credited under the preceding sentence during any computation period. An Employee on a non-hourly payroll whose Annual Compensation is not determined on the basis of certain amounts for each hour worked shall be credited with 45 Hours of Service for each week during which he would

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     otherwise have at least one Hour of Service, adjusted pro rata on the basis of 10 hours per day when employment or the Year begins on other than a Monday or ends on other than a Friday. In addition, solely for the purpose of determining a One-Year Break in Service and a Five-Year Break in Service, the Plan shall credit the Participant with the Hours of Service which otherwise would normally have been credited to such individual during the computation period in which an absence from the service of an Affiliated Company occurs for any period by reason of (i) pregnancy of the individual, (ii) birth of a child of the individual, (iii) placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement; provided, however, if the Participant has credit for more than 500 Hours of Service without the application of this sentence in the computation period in which the absence from the service of an Affiliated Company occurs for the reasons specified in this sentence, the Plan shall credit the Participant with such Hours of Service in the following computation period. The Plan shall not credit any Participant with any Hours of Service under the preceding
     sentence  unless  such  Participant   timely  furnishes  the  Administrator
     information establishing (i) that the absence from the service of an Affiliated Company was for one or more reasons specified in the preceding sentence and (ii) the number of days for which there was an absence. Solely for the purpose of determining a One-Year Break in Service and a Five-Year Break in Service, the Plan shall credit each Participant with Hours of Service for each hour in any customary period of work, during which the Participant is on an unpaid leave of absence granted as such by an
     Affiliated   Company  in  accordance  with  applicable  law  and  uniformly administered policy. Persons on an unpaid military leave shall receive Hours of Service credit for the period that their employment rights are protected by law, to the extent required by law, provided the Employee returns to the active service of an Affiliated Company within 90 days after discharge from service in such armed forces, or within such longer period of time as may be fixed by law for the protection of his reemployment rights. Should an Employee fail to return to the active employment of an Affiliated Company within the time specified in a written leave of absence, or after such authorized vacation, or after such period of military service, as appropriate, his service will be deemed terminated as of the end of such permitted period of absence. Service with an Affiliated Company or a predecessor thereto prior to the date it became an Affiliated Company may be counted for the purposes of eligibility and vesting to the extent approved by the Named Fiduciary.

Sec. 1.19 Individual  Account means an account or record to be maintained by the
     Committee showing the amount of the Trust Fund credited to each Participant, each Former Participant and each Beneficiary and shall include the Other Investments Account and Parent Company Stock Account.


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Sec. 1.20 Key  Employee  means,  as of any  Determination  Date [as  defined  in
     Section 19.4(b)], any Employee or former Employee (or Beneficiary of such Employee) who, at any time during the Year which includes the Determination Date, or during the preceding four Years, is:

     (a) an officer of any Employer having Annual Compensation greater than 50% of the amount in effect under Section 415(b)(1)(A) of the Code for any such Year;

     (b) one of the ten Employees having Annual Compensation from any Employer of more than the dollar limitation in effect under Section
          415(c)(1)(A) of the Code and owning the largest interests in such Employer;

     (c)  a more than five percent owner of any Employer; or

     (d)  a  more  than  one  percent  owner  of  any  Employer   having  Annual
          Compensation from all Employers of more than $150,000.

     For purposes of this Section 1.20, Annual Compensation shall mean annual compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Participant's gross income under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code. For purposes of subsection (a) of this Section, no more than 50 Employees (or, if lesser, the greater of three or ten percent of the Employees) shall be treated as officers. For purposes of subsection (b) of this Section, if two Employees have the same interest in an Employer, the Employee having the greater Annual Compensation shall be treated as having the larger interest. The constructive ownership rules of Section 318 of the Code (or the principles of that section, in the case of an unincorporated Employer) will apply to determine ownership in each Employer.

Sec 1.21 Leased Employee means an individual who is not in the employ of an Employer and who, pursuant to a leasing agreement between an Employer and any other person ("leasing organization"), has performed services for an Employer [or for an Employer and any other person related to an Employer within the meaning of Section 144(a)(3) of the Code] on a substantially full-time basis for at least one year and who performs services of a type historically performed by employees in the Employer's business field. Leased Employee shall also include any individual who is deemed to be an employee of an Employer under Section 414(o) of the Code. Notwithstanding the preceding sentence, if individuals described in the preceding sentence constitute less than 20% of an Employer's non-highly compensated work force within the meaning of Section 414(n)(5)(C)(ii) of the Code, the Plan shall not treat an individual as a Leased Employee if the leasing organization covers the individual in a money purchase pension plan providing immediate participation, full and immediate vesting and a non-integrated contribution formula equal to at least ten percent of the

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     individual's  annual  compensation [as defined in Section  415(c)(3) of the
     Code, but including amounts contributed by an Employer pursuant to a salary reduction agreement which are excludable from the individual's gross income under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code]. If any Leased Employee shall be treated as an Employee of an Employer, however, contributions or benefits provided by the leasing organization which are attributable to services of the Leased Employee performed for an Employer shall be treated as provided by the Employer.

Sec. 1.22 Named Fiduciary means the Company except to the extent the Company has delegated specific functions to the Committee, if any, appointed by the Company pursuant to Article XIV. If no Committee is appointed, the Trustee will perform the functions of the Committee.

Sec. 1.23 Non-Key Employee means any Employee who is not a Key Employee.

Sec. 1.24 Normal  Retirement Date means a Participant's or Former  Participant's
     65th birthday.

Sec. 1.25 One-Year Break in Service means any Year during which the Employee or Participant performs for an Affiliated Company 500 or fewer Hours of Service.

Sec. 1.26 Other Investments Account means the portion of the Individual Account maintained by the Committee for each Participant showing the monetary value of the Participant's individual interest in the Trust Fund attributable to Employer contributions and forfeitures in cash under this Plan which have not been invested in Parent Company Stock and are to be invested in other assets; it shall be credited with the net income (or debited with the loss) of the Trust Fund attributable to investments in the Other Investments Account.

Sec. 1.27 Parent Company Stock means shares of any class of stock, preferred or common, which are issued by Capital Southwest Corporation, a Texas corporation, or any other qualifying employer security of Capital Southwest Corporation, as defined in ERISA. The shares of Parent Company Stock currently held by the Plan are regularly traded on the Nasdaq National Market.

Sec. 1.28 Parent  Company  Stock  Account  means the  portion of the  Individual
     Account of a Participant maintained by the Committee to which is credited shares (including fractional shares) of Parent Company Stock which are attributable to Employer contributions and forfeitures under the Plan.

Sec. 1.29 Participant means an Employee who has met the eligibility requirements
     of  the  Plan  as   provided  in  Article  II  hereof  and  who  has  begun
     participating in the Plan.


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Sec. 1.30 Plan means the plan embodied  herein,  as the same may be amended from time to time, and shall be known as "The RectorSeal Corporation and Jet-Lube, Inc. Employee Stock Ownership Plan."

Sec. 1.31 Trust Agreement means the trust agreement entered into between the Company and the Trustee as of June 1, 1976 to carry out the purposes of the Plan and under which the Trust Fund is maintained, provided that if such agreement be amended or supplemented, Trust Agreement, as of a particular date, shall mean such agreement, as amended and supplemented and in force on such date.

Sec. 1.32 Trust Fund means all assets of whatsoever kind and nature from time to
     time  held  by  the  Trustee  pursuant  to  the  Trust  Agreement   without
     distinction as to income or principal.

Sec. 1.33 Trustee means any institution or individuals designated as Trustee or Trustees by the Board of Directors of the Company and any successor Trustee or Trustees chosen by such Board.

Sec. 1.34 Year means the 12-consecutive month period from April 1 of each year to the next following March 31.

Sec. 1.35 Year of Service (Participation) means the 12- consecutive month period commencing  with the  employment  commencement  date of an  Employee  by an
     Affiliated Company, which is the date the Employee first performs an Hour of Service for an Affiliated Company, during which the Employee performs at least 1,000 Hours of Service for an Affiliated Company. If an Employee does not perform 1,000 Hours of Service in the 12-month period beginning with his employment commencement date, Year of Service (Participation) means the Year commencing with the Year immediately following his employment commencement date during which the Employee performs at least 1,000 Hours of Service for an Affiliated Company.

Sec. 1.36 Year of Service (Vesting) means any Year during which the Employee performs at least 1,000 Hours of Service for an Affiliated Company, subject to the following:

     (a) if an Employee has a One-Year Break in Service, Years of Service (Vesting) before such break shall not be taken into account until he has completed a Year of Service (Vesting) after his return to employment; and

     (b) if an Employee has a Five-Year Break in Service, Years of Service (Vesting) after such break shall not be taken into account for the purposes of determining the nonforfeitable percentage of his accrued benefit derived from Employer contributions which accrued before such break.

Sec. 1.37 Gender and Number. Except as otherwise indicated by the context, any masculine terminology used herein also includes the feminine and neuter, and vice versa, and the definition of any term herein in a singular shall also include the plural, and vice versa.

                                   ARTICLE II

                            ELIGIBILITY OF EMPLOYEES

Sec. 2.1 Eligibility. Each eligible Employee shall be deemed to have become a Participant (unless he elects otherwise pursuant to Section 2.2) as of the Entry Date which falls within the Employee's completion of one Year of Service (Participation).

Sec. 2.2 Election Not to Participate. An Employee eligible to participate or participating in the Plan may elect not to participate (or elect to withdraw from the Plan if then participating) for a given Year, provided that written notice of such election is given to the Committee in satisfactory form before the end of the Year in question. Upon receipt by the Committee of such notice, the Participant shall become a Former Participant retroactively to the beginning of the particular Year. Such election shall remain in effect unless and until the Employee ceases to be such or elects to participate again. An Employee eligible to participate in the Plan who has elected not to participate (or elected to withdraw) may elect to participate in any Year thereafter by giving written notice in satisfactory form to the Committee. Such election shall be effective immediately, and the Employee shall become an active Participant as of the date of receipt of such election by the Committee or such later date as may be specified in the notice.

Sec. 2.3  Eligibility  upon  Reemployment.  Notwithstanding  Section  2.1,  each
     Employee who completes a Year of Service (Participation) in either his first 12 months of employment or a Year, as required in Section 1.35, but is not employed at the expiration of such 12-month period or such Year, shall become a Participant immediately upon his return to the status of Employee, subject to Section 2.6. An Employee who completes 1,000 Hours of Service in the 12-month period or the Year while employed by an Affiliated Company which is not an Employer shall become a Participant as of the Entry Date preceding the date on which he becomes an Employee of an Employer.

Sec. 2.4 Reemployment of Participant. If the employment of a Participant is terminated for any reason and he subsequently is reemployed by an Employer, he shall be eligible to become a Participant (unless he elects otherwise pursuant to Section 2.2) on the date he resumes employment with an Employer.

Sec. 2.5   Exclusion   of   Employees   Covered   by   Collective    Bargaining.
     Notwithstanding Section 2.1, an Employee covered by a collective bargaining agreement between the Employer and a collective bargaining representative certified under the Labor Management Relations Act who is otherwise eligible to become a

     Participant under this Article shall be excluded if retirement benefits were the subject of good faith bargaining between the Employee's representative and the Employer and if the agreement does not require the Employer to include such Employee in this Plan. An Employee who is a Participant in this Plan when he is excluded under the provisions of this
     Section 2.5 shall cease active participation in this Plan on the effective date of that collective bargaining agreement and shall not participate in Employer contributions while a member of the ineligible class but shall not be considered to have terminated employment.

Sec. 2.6 Eligibility Upon Entry or Reentry into Eligible Class of Employees. In the event a Participant is excluded because he is no longer a member of an eligible class of Employees as specified in this Article II, such Employee shall participate as of the Entry Date preceding the date of his return to an eligible class of Employees. In the event that an Employee who is not a Former Participant in the Plan becomes a member of the eligible class, such Employee shall participate as of the Entry Date preceding the date of his becoming an eligible class member if such Employee has satisfied the eligibility requirements of Section 2.1 and would have previously become a Participant had he been in the eligible class.


                                   ARTICLE III

                  CONTRIBUTIONS, FUNDING POLICY AND WITHDRAWALS

Sec. 3.1 Contributions of the Employer. The governing body of each Employer, in its discretion, shall determine the amount of, and cause to be made, its contribution to the Plan. Each Employer's liability for the amount of its contribution will be established by its governing body, and other actions taken, within the time required by law so as to permit the contributions for a particular Year to be deductible for Federal income tax purposes for the corresponding taxable year, and the amount of such contribution will be communicated to Participants as soon as practicable after the amount thereof has been established.

Sec. 3.2 Form of  Employer  Contributions.  The  Employer  contribution  by each
     Employer may be paid in cash or in securities, other property, or shares having an equivalent value, or any combination thereof, as the governing body of the Employer may determine. To the extent that the Trust Fund has cash obligations payable in one year from the date the Employer contribution is due, such Employer contribution shall be paid in cash in an amount determined by the Employer or the Committee.

Sec. 3.3 Time of  Contributions.  Contributions  made by an Employer pursuant to
     Section 3.1 may be made at any time and from time to time, except that the total contribution for any Year shall be paid in full not later than the time prescribed by law to enable the Employer to obtain a deduction therefor on its federal income tax return for said Year. Contributions made after the Anniversary Date of the Year but within the time for filing an Employer's federal income tax return (including extensions thereof) shall be deemed made as of the Anniversary Date of that Year if so directed by the Employer, except such contributions shall not share in increases, decreases, or income to the Trust Fund prior to the date actually made. Notwithstanding the foregoing, upon an Employer's request, a contribution which was made upon a mistake of fact or conditioned upon initial qualification of the Plan (application for which is made by the time prescribed by law for filing the Employer's tax return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe) or upon deductibility of the contribution shall be returned to the Employer within one year after payment of the contribution, denial of the qualification, or disallowance of the deduction (to the extent disallowed), as the case may be; provided, however, the amount returned to an Employer due to mistake of fact or denial of deductibility shall not be increased by any earnings thereon and shall be reduced by any losses attributable to such amount.

Sec. 3.4  Limit  on  Employer   Contributions.   Notwithstanding  the  foregoing
     provisions of this Article III, the contribution of an Employer for any Year shall in no event exceed an amount which will, under the law then in effect, be deductible by the Employer in computing its federal taxes for the fiscal year of the Employer in which that Year ends.

Sec. 3.5  Withdrawal of  Contributions.  Except as provided in this Section,  no amounts may be withdrawn by a Participant from his Individual Account until the Participant's employment with all Employers has terminated. In the event of financial hardship, a Participant or Former Participant may, with the consent of the Committee, withdraw such portion of his Individual Account as the Committee may approve; provided, however, that no amount in excess of the vested portion of his Individual Account may be withdrawn from such Individual Account. A request for withdrawal under this Section
     3.5 shall be made in writing to the Committee, and shall set forth the particular circumstances constituting the financial hardship and the amount requested to be withdrawn. The term "financial hardship" shall mean acute financial necessity resulting from illness or death of members of the family, education of children and casualty losses not covered by insurance. The determination by the Committee as to the existence of financial hardship and the amount permitted to be withdrawn shall be conclusive but shall be made on a consistent and nondiscriminatory basis. All amounts not actually withdrawn shall remain credited to the Individual Account of the Participant or Former Participant. For the purposes of allocating appreciation, depreciation, income, expense, gain and loss of the Trust Fund, any withdrawals shall be subtracted from the Individual Account balance as of the beginning of the Year in which the withdrawal is made.

                                   ARTICLE IV

                      ACCOUNTS AND VALUATION OF TRUST FUND

Sec. 4.1 Participants' Individual Accounts. The assets of the Trust Fund shall constitute a single fund in which each Participant and Former Participant shall have his proportionate interest as provided in this Plan. The Committee shall maintain, or cause to be maintained, with respect to each Employer, an Individual Account for each Participant or Former Participant which shall reflect the credits and charges allocable thereto in accordance with the Plan. The Committee shall maintain, or cause to be maintained, records which will adequately disclose at all times the state of the Trust Fund and of each separate interest therein. The books, forms and methods of accounting shall be entirely in the hands of and subject to the supervision of the Committee.

Sec. 4.2  Valuation of the Trust Fund and of the  Interest of Each  Participant.
     Within a reasonable time after each Allocation Date, the Committee shall have the Trustee prepare a statement of the condition of the Trust Fund, setting forth all investments, receipts and disbursements, and other transactions effected by it during the applicable period, and showing all the assets of the Trust Fund and the cost and fair market value thereof. This statement shall be delivered to the Committee. At least annually, the Committee shall cause to be prepared, and shall deliver to each Participant or Former Participant, a report disclosing the status of his Individual Account in the Trust Fund as of the applicable Allocation Date.

          For purposes of determining the market value of securities held by the Trustee, such securities shall be valued as of the close of business on the Allocation Date or, if securities shall not have been traded and reported on a national securities exchange or in the over-the-counter market on such date, then at the last bid price as of the close of business on the Allocation Date.

          Notwithstanding any other provision of this Section 4.2, if the Trustee shall determine that the Trust Fund assets consist in whole or in part of property not traded freely on a recognized market, including but not limited to Parent Company Stock, or that information necessary to ascertain the fair market value thereof is not readily available to the Trustee, the Trustee shall request the Committee to instruct the Trustee as to the value of such property for all purposes under the Plan, and the Committee shall comply with such request. The Committee may engage a competent appraiser to assist it in this process. The value placed upon such property by the Committee in its instructions to the Trustee shall be conclusive and binding upon the Trustee subject to the fiduciary provisions of ERISA. If the Committee shall fail or refuse to instruct the Trustee as to the value of such property within a reasonable time after receipt of the Trustee's request to do so, the Trustee may engage a competent appraiser to fix the fair market value of such property for all purposes hereunder. The determination of any duly retained appraiser as to the fair market value of such property shall be the value reported hereunder, and neither the Committee nor the Trustee shall have any liability in connection therewith, subject to the fiduciary provisions of ERISA. The reasonable fees and expenses incurred for any such appraisal shall be deemed an expense of the Trustee and paid as provided in
     Section 15.8.

          The determination of the fair market value of the assets of the Trust Fund and the Committee's charges or credits to the Individual Accounts with respect to Participants or Former Participants shall be final and conclusive on all persons ever interested hereunder, subject to Section
     11.5 hereof.

Sec. 4.3 Allocations to Individual  Accounts.  In order that each  Participant's interest as provided in this Plan may be determined, the Individual Account of each Participant [or Former Participant, for purposes of Sec. 4.3(c)(iii)] shall be adjusted as follows:

     (a) The Parent Company Stock Account of each Participant will be credited at least once each Year with his allocable share of (i) Parent Company Stock purchased and paid for by the Trust Fund from contributions or out of his Other Investments Account or contributed in kind by his Employer, (ii) forfeitures of Parent Company Stock which are attributable to his Employer and (iii) stock dividends of Parent Company Stock on Parent Company Stock held in his Parent Company Stock Account or acquired in exchange for other assets not yet allocated.

     (b) The Other Investments Account of each Participant will be credited with his remaining allocable share of contributions and forfeitures not represented by Parent Company Stock which are attributable to his Employer and with cash dividends on Parent Company Stock in his Parent Company Stock Account; it will also be credited (or debited) with his share of the net income (or loss) of the Trust Fund attributable to it. Each Participant's Other Investments Account may also be debited for any purchases of Parent Company Stock and the Parent Company Stock Account shall then be credited.

     (c)  The allocations will be made as follows:

          (i) Employer Contributions and Other Items. Employer contributions and Parent Company Stock attributable thereto will be allocated as of each Anniversary Date among the Individual Accounts of Participants who are Employees of each Employer at the end of the Year and, for any Year in which the Plan is not a top heavy plan as defined in Section 416(g) of the Code, who completed at least 1,000 Hours of Service during the Year, and to the Individual Accounts of Former Participants whose employment was terminated by reason of death, Disability or retirement under Article VII during the Year, in the ratio in which the Annual Compensation of each bears to the aggregate Annual Compensation of all.

          (ii) Forfeitures. Forfeitures during a Year attributable to the former Participants of each Employer, subject to Section 10.5, shall be allocated as of the Anniversary Date in such Year among the Individual Accounts of the remaining Participants and Former Participants employed by the same Employer in the same proportion that the Employer contributions are (or would be) allocated for such Year.

          (iii)Net Income (or Loss) of the Trust Fund. The net income (or loss) of the Trust Fund will be determined as of each Anniversary Date, or more frequently if the Trustee or the Committee so desires. Except as provided herein with respect to certain dividends and tax refunds, the net income (or loss) of the Trust Fund which is attributable to assets held in a Participant's and Former Participant's Other Investments Account shall be allocated to his Other Investments Account in the ratio which the balance of his Other Investments Account on the preceding Anniversary Date bears to the sum of such balances as of the preceding Anniversary Date for all Participants and Former Participants in the Plan on the subsequent Anniversary Date. Dividends (excluding dividends of Parent Company Stock) on Parent Company Stock and tax refunds with respect to Parent Company Stock shall be allocated to the Other Investments Account of each Participant or Former Participant in the ratio that the number of shares of Parent Company Stock held in that Participant's or Former Participant's Parent Company Stock Account bears to the total number of shares of Parent Company Stock held in the Parent Company Stock Accounts of all Participants and Former Participants. Likewise, dividends declared on any other security held by the Trust Fund shall be allocated to the Other Investments Account of each Participant or Former Participant in the ratio that the number of shares of that security to which the dividend relates held in that Participant's or Former Participant's Other Investments Account bears to the total number of shares of that security held in the Other Investments Accounts of all Participants and Former Participants. The net income (or loss) includes the increase (or decrease) in the fair market value of assets of the Trust Fund (other than Parent Company Stock), interest, dividends, tax refunds, other income and expenses since the preceding Anniversary Date.

     (d) Equitable Allocation. The Committee may establish accounting procedures for the purpose of making the allocations, valuations and adjustments to Individual Accounts of Participants and Former Participants provided for in this Article IV. Should the Committee determine that the strict application of its accounting procedures will not result in an equitable and nondiscriminatory allocation among the Other Investments Accounts and Parent Company Stock Accounts of Participants and Former Participants, it may modify its procedures for the purpose of achieving an equitable and nondiscriminatory allocation in accordance with the general concepts of the Plan and the provisions of this
          Article IV; provided, however, that such adjustments to achieve equity shall not reduce the vested portion of a Participant or Former Participant and shall be consistent with the provisions of the Code.

     (e) Computations. All of the computations required to be made under the provisions of this Article IV shall be made in accordance with generally accepted accounting principles and such computations, when made, shall be conclusive with respect thereto and shall be binding upon all the Participants and Former Participants and all other persons ever having an interest in the Trust Fund, subject to the provisions of Section 8.1.

     (f) Dividends After Anniversary Date. If a Participant or Former Participant is to receive a distribution or withdrawal from the Plan based on the immediately preceding Anniversary Date and prior to the date of such distribution or withdrawal a dividend is declared on any security held by that Participant's or Former Participant's Individual Account, the amount of the distribution to such Participant or Former Participant shall be adjusted to reflect such dividend.

Sec. 4.4 Included Individual Accounts. For the purposes of this Article IV, references to the Individual Accounts of Participants shall include the Individual Accounts of those who die, become disabled, retire, or terminate their services during the Year in question.

Sec. 4.5 Time When Contributions are Allocated. If directed by the Committee, an
     Employer contribution for a Year may be provisionally allocated as of any Allocation Date prior to the Anniversary Date, but such allocation shall be subject to adjustment as of the Anniversary Date.


                                    ARTICLE V

                            LIMITATION ON ALLOCATIONS

Sec. 5.1 Limitation on Allocations. Notwithstanding any other provision of the Plan, the following provisions shall be applicable to the Plan effective April 1, 1987:

     (a) If this Plan is the only plan maintained by an Employer which covers the class of Employees eligible to participate hereunder and the Participant does not participate in and has never participated in a Related Plan or a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer, or an individual medical account, as defined in Section 415(1)(2) of the Code, maintained by the Employer, which provides an Annual Addition as defined in Section 5.1(o)(i), the Annual Additions which may be allocated under this Plan to a Participant's Individual Account for a Limitation Year shall not exceed the lesser of (i) the Maximum Permissible Amount or (ii) any other limitation contained in this Plan.

     (b) Prior to the determination of the Participant's actual Annual Compensation for a Limitation Year, the Maximum Permissible Amount may be determined on the basis of the Participant's estimated Annual Compensation for such Limitation Year. Such estimated Annual Compensation shall be determined on a reasonable basis and shall be uniformly determined for all Participants similarly situated. Any Employer contributions (including allocation of forfeitures) based on estimated Annual Compensation shall be reduced by any Excess Amounts carried over from prior Years.

     (c) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for such Limitation Year shall be determined on the basis of the Participant's actual Annual Compensation for such Limitation Year.

     (d) If there is an Excess Amount with respect to a Participant for the Limitation Year, such Excess Amount shall be disposed of as follows:

          (i) the Excess Amount attributable to the portion of the Employer contribution made pursuant to Section 3.1 which has been allocated to a Participant under the Plan for a Year but which cannot be allocated to his Individual Account because of the limitation imposed by this Section, shall, subject to the limitations of Section 5.1(a), be allocated and reallocated in the current Limitation Year to Individual Accounts of the other Participants entitled to share in the Employer contributions and forfeitures for that Year in accordance with Section 4.3. Any Excess Amount that cannot be allocated will be held unallocated in a suspense account. All amounts in the suspense account must be allocated and reallocated to the Participants' Individual Accounts, subject to the limitations of Section 5.1(a), in succeeding Limitation Years before any Employer contributions which constitute Annual Additions may be made to the Plan; and

          (ii) in the event of termination of the Plan, the suspense account shall revert to the Employer to the extent it may not then be allocated to any Participant's Individual Account.

     (e) Notwithstanding any other provision of this Section 5.1, an Employer shall not contribute any amount that would cause an allocation to the suspense account as of the date the contribution is allocated. If the contribution is made prior to the date as of which it is to be allocated, then such contribution shall not exceed an amount that would cause an allocation to the suspense account if the date of the contribution were an Allocation Date.

     (f) If an Employer maintains, in addition to this Plan, (i) a Related Plan which covers the same class of Employees eligible to participate hereunder, (ii) a welfare benefit fund, as defined in Section 419(e) of the Code, or (iii) an individual medical account, as defined in
          Section 415(l)(2) of the Code, which provides an Annual Addition as defined in Section 5.1(o)(i), the Annual Additions which may be allocated under this Plan to a Participant's Individual Account for a Limitation Year shall not exceed the lesser of:

          (A) the Maximum Permissible Amount, reduced by the sum of any Annual Additions allocated to the Participant's accounts for the same Limitation Year under this Plan and such other Related Plan and the welfare plans described in clauses (ii) and (iii) above; or

          (B)  any other limitation contained in this Plan.

     (g) Prior to the determination of the Participant's actual Annual Compensation for the Limitation Year, the amount referred to in
          Section 5.1(f) above may be determined on the basis of the Participant's estimated Annual Compensation for such Limitation Year. Such estimated Annual Compensation shall be determined on a reasonable basis and shall be uniformly determined for all Participants similarly situated. Any Employer contributions (including allocation of forfeitures) based on estimated Annual Compensation shall be reduced by an Excess Amount carried over from prior Years.

     (h) As soon as is administratively feasible after the end of the Limitation Year, the amount referred to in Section 5.1(f) above, shall be determined on the basis of the Participant's actual Annual Compensation for such Limitation Year.

     (i) If the Annual Additions with respect to the Participant under other Related Plans and welfare plans described in Section 5.1(f)(ii) and
          (iii) are less than the Maximum Permissible Amount and the Employer contribution that otherwise would be contributed or allocated to the Participant's Individual Account under this Plan would cause the Annual Additions for the Limitation Year to exceed the limitation of
          Section 5.1(f), the amount contributed or allocated under the Related Plans will first be reduced and then the amount contributed or allocated under this Plan will be reduced so that the Annual Additions under all such plans for the

          Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under the Related Plans and welfare plans described in Section 5.1(f)(ii) and (iii) in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Individual Account under this Plan for the Limitation Year unless the Annual Additions with respect to the Participant under the Related Plans are sufficiently reduced. If a Participant's Annual Additions under this Plan and all Related Plans result in an Excess Amount, such Excess Amount shall be deemed to consist of the amounts last allocated to the Related Plans and Annual Additions attributable to a welfare plan described in Section 5.1(f)(ii) or (iii) will be deemed to have been allocated first regardless of the actual allocation date.

     (j) If an Excess Amount was allocated to a Participant on an allocation date of a Related Plan, the Excess Amount attributed to this Plan will be the product of:

          (i) the total Excess Amount allocated as of such date [including any amount which would have been allocated but for the limitations of
               Section 5.1(a)],

               multiplied by:

          (ii) the ratio of:

               (A) the amount allocated to the Participant as of such date under this Plan,

                    divided by:

               (B) the total amount allocated as of such date under this Plan and all Related Plans [determined without regard to Section 5.1(a)].

     (k) Any Excess Amounts attributed to this Plan shall be disposed of as provided in Section 5.1(d).

     (l) If an Employer maintains, or has ever maintained, one or more defined benefit plans covering an Employee who is also a Participant in this Plan, the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction, cannot exceed 1.0 for any Limitation Year. The Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee contributions as an Annual Addition. If the Plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the Defined Contribution Plan Fraction (not exceeding such numerator) as prescribed by the Secretary of Treasury so that the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction computed under Section 415(e)(1) of the Code [as revised by this Section 5.1(l)] does not exceed 1.0 for such Limitation Year.

     (m) For the purpose of Section 5.1(l), Employee contributions to a defined benefit plan are treated as a separate defined contribution plan. In addition, any contributions paid or accrued after December 31, 1985 which are attributable to medical benefits allocated under a welfare benefit fund [as defined in Section 419(e) of the Code] during Years ending after December 31, 1985 to a separate account established for any post-retirement medical benefits provided with respect to a Participant, who, at any time, during the Year or any preceding Year, is or was a Key Employee, shall be treated as Annual Additions to a defined contribution plan. Further, all defined contribution plans of an Employer are to be treated as one defined contribution plan and all defined benefit plans of an Employer are to be treated as one defined benefit plan, whether or not such plans have been terminated.

     (n) If the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction exceeds 1.0, the sum of the fractions will be reduced to 1.0 as follows:

          (i) voluntary nondeductible Employee contributions made by a Participant to the defined benefit plan which constitute an Annual Addition to a defined contribution plan, to the extent they would reduce the sum of the fractions to 1.0, will be returned to the Participant;

          (ii) if additional reductions are required for the sum of the fractions to equal 1.0, voluntary nondeductible Employee contributions made by a Participant to this Plan which constitute an Annual Addition to this Plan, to the extent they would reduce the sum of the fractions to 1.0, will be returned to the Participant;

          (iii)if additional reductions are required for the sum of the fractions to equal 1.0, the Annual Benefit of a Participant under the defined benefit plan will be reduced (but not below zero and not below the amount of the Participant's accrued benefit to date) to the extent necessary to prevent the sum of the fractions, computed as of the close of the Limitation Year from exceeding 1.0; and

          (iv) if additional reductions are required for the sum of the fractions to equal 1.0, the reductions will then be made to the Annual Additions of this Plan.

     (o)  Definitions:

          (i) Annual Additions means the sum of the following amounts allocated to a Participant's Individual Account for a Limitation Year:

               (A)  all Employer contributions;

               (B)  all forfeitures;

               (C)  all Employee contributions; and

               (D) amounts described in Sections 415(l)(1) and 419A(d)(2) of the Code.

               For purposes of this Section 5.1(o)(i), Employee contributions shall be determined without regard to any (i) rollover contribution within the meaning of Section 402(a)(5), 403(a)(4) or 408(d)(3) of the Code [or, on or after January 1, 1993, an eligible rollover contribution as described in Section 402(c)(4) of the Code], (ii) contribution by the Employee to a simplified employee pension, and (iii) contribution to an individual retirement account or individual retirement annuity.

          (ii) Excess Amount means the excess of the Annual Additions allocated to a Participant's Individual Account for the Limitation Year over the Maximum Permissible Amount, less loading and other administrative charges allocable to such excess.

          (iii)Limitation Year means a twelve-consecutive month period ending on the Anniversary Date. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

          (iv) Maximum Permissible Amount for a Limitation Year with respect to any Participant shall be the lesser of:

               (A) $30,000 [or, if greater, one-fourth of the dollar limitation in effect under Section 415(b)(1)(A) of the Code as it may be adjusted under Section 415(d)(1) of the Code by the Secretary of the Treasury for the Limitation Year]; or

               (B)  25%  of  the  Participant's   Annual  Compensation  for  the
                    Limitation Year.

          (v) Employer means for purposes of this Section 5.1, any Employer and any Affiliated Company that adopts this Plan; provided, however, the determination under Section 414(b) and (c) of the Code shall be made as if the phrase "more than 50 percent" were substituted for the phrase "at least 80 percent" each place it is incorporated into Section 414(b) and (c) of the Code.

          (vi) Annual Compensation means, notwithstanding Section 1.5, for the purposes of this Section 5.1, a Participant's earned income, wages, salaries, fees for professional service and other amounts received (without regard to whether an amount is paid in cash) for personal services actually rendered in the course of employment with an Employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances) and excluding the following:

               (A) Employer contributions to a plan of deferred compensation to the extent contributions are not included in gross income of the Employee for the taxable year in which contributed, or on behalf of an Employee to a simplified employee pension plan to the extent such contributions are deductible under
                    Section 219(b)(2) of the Code, and any distributions from a plan of deferred compensation whether or not includable in the gross income of the Employee when distributed;

               (B) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

               (C)  amounts   realized   from  the  sale,   exchange   or  other
                    disposition of stock acquired under a qualified stock option; and

               (D) other amounts which receive special tax benefits, or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of a 403(b) annuity contract under Section 403(b) of the Code (whether or not the contributions are excludable from the gross income of the Employee), contributions made by an Employer for medical benefits [within the meaning of Section 401(h) or 419A(f)(2) of the Code] which is otherwise treated as an Annual Addition, or any amount otherwise treated as an Annual Addition under Section 415(l)(1) or 419A(d)(2) of the Code.

               For Limitation Years after December 31, 1991, Annual Compensation for any Limitation Year is the Annual Compensation actually paid or includable in gross income during such Limitation Year.

          (vii)Related Plan means any other defined contribution plan [as defined in Section 415(k) of the Code] maintained by any Employer as defined in Section 5.1(o)(v).

          (viii) Defined  Contribution  Plan Fraction  means for any  Limitation
               Year:

               (A) the sum of the Annual Additions to the Participant's account under this Plan and any Related Plan and welfare plans [as described in Section 5.1(f)(ii) and (iii)] as of the close of the Limitation Year, divided by:

               (B) the sum of the lesser of the following amounts determined for the Limitation Year and for each prior Year of his service for an Employer:

                    (1) the product of 1.25, multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for the Limitation Year [determined without regard to Section 415(c)(6) of the Code], or

                    (2) the product of 1.4, multiplied by an amount equal to 25% of the Participant's Annual Compensation for the Limitation Year.

               If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by an Employer which were in existence on May 6, 1986, the numerator of the Defined Contribution Plan Fraction will be adjusted if the sum of that fraction and the Defined Benefit Plan Fraction otherwise would exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (i) the excess of the sum of the fractions over 1.0, times (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed under this Section 5.1(o) as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 6, 1986, but using the
               Section 415 limitations applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as Annual Additions. The adjustment also will be made if at the end of the last Limitation Year beginning before January 1, 1984, the sum of the fractions exceeds 1.0 because of accruals or additions that were made before the limitations of this Article V became effective to any plans of an Employer in existence on July 1, 1982. With respect to any Limitation Year ending after December 31, 1982, the amount taken into account under Section 5.1(o)(viii)(B) above with respect to each Participant for all Limitation Years ending before January 1, 1983, shall be an amount equal to the product of (C) and (D), where

               (C) is the amount determined under Section 5.1(o)(viii)(B) [as in effect for the Limitation Year ending in 1982] for the Limitation Year ending in 1982, multiplied by

               (D)  a fraction, the numerator of which is the lesser of

                    (1)  $51,875, or

                    (2) 1.4, multiplied by 25% of the Annual Compensation of the Participant for the Limitation Year ending in 1981, and the denominator of which is the lesser of

                    (1)  $41,500 or

                    (2) 25% of the Annual Compensation of the Participant for the Limitation Year ending in 1981.

          (ix) Defined Benefit Plan Fraction means for any Limitation Year:

               (A) the projected Annual Benefit of the Participant under the defined benefit plans maintained by an Employer determined as of the close of the Limitation Year,

                    divided by:

               (B)  the lesser of:

                    (1)  the   product  of  1.25,   multiplied   by  the  dollar
                         limitation in effect under Section 415(b)(1)(A) of the Code for the Limitation Year, or

                    (2)  the  product  of  1.4,   multiplied   by  100%  of  the
                         Participant's Average Compensation.

                    If the Employee was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by an Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125% of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last
                    Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 of the Code for all Limitation Years beginning before January 1, 1987.

          (x) Average Compensation means the average Annual Compensation during a Participant's high three years of service, which period is the three consecutive calendar years (or, the actual number of consecutive years of employment for those Employees who are employed for less than three consecutive years with an Employer) during which the Employee had the greatest aggregate Annual Compensation from the Employer, including any adjustments under
               Section 415(d) of the Code.

          (xi) Annual Benefit means a benefit payable annually in the form of a straight life annuity (with no ancillary benefits) under a plan to which Employees do not contribute and under which no rollover contributions are made.


                                   ARTICLE VI

                               INDIVIDUAL ACCOUNTS

Sec. 6.1  Participant  Interest in Individual  Accounts.  Each  Participant  and
     Former Participant shall have such right, title and interest in the balance of his Individual Account except as hereinafter provided. In no event shall his nonforfeitable interest exceed the amount to the credit of his Individual Account as the same may be adjusted from time to time.

Sec. 6.2 Annual Statement to Participant. At least annually the Named Fiduciary shall advise each Participant, Former Participant, and Beneficiary for whom an Individual Account is held hereunder of the then fair market value of such Individual Account.


                                   ARTICLE VII

                                   RETIREMENT

Sec. 7.1 Normal Retirement. A Participant may retire from the employ of the Employer on or after his Normal Retirement Date. A Participant's Individual Account shall become nonforfeitable on his Normal Retirement Date.

Sec. 7.2 Early Retirement. A Participant may retire from the employ of the Employer on his Early Retirement Date.

Sec. 7.3 Other  Retirement.  A  Participant's  retirement  will  commence on the
     Anniversary Date coinciding with or next following a Participant's termination of service with all Affiliated Companies if he retires under the provisions of any other qualified retirement plan of his Employer.

Sec. 7.4 Benefits on Retirement. Upon the retirement of a Participant on or after his Normal Retirement Date or his Early Retirement Date, his entire Individual Account shall be held for his benefit. Said Participant shall receive payment from his Individual Account in a single lump sum in accordance with Article XI hereof as soon as administratively practicable after his Individual Account has been credited and adjusted (as provided in Article IV) as of the Anniversary Date concurrent with or next following his retirement. For Participants in the Plan as of March 31, 1994, the Named Fiduciary shall direct the Trustee to begin distribution prior to the time set forth in the preceding sentence if the Participant directs the Named Fiduciary in writing.

Sec. 7.5  Payments  to a  Participant  Who is  70-1/2 or a Five  Percent  Owner.
     Notwithstanding Section 7.4, a Participant who attains age 70-1/2 or who is a five percent owner shall begin receiving distributions from the Plan, as provided in Article XI, by his Required Beginning Date as defined in
     Section 11.4(i)(ii). A Participant is treated as a five percent owner for purposes of this Section 7.5 and Section 11.4(i)(ii) if such Participant is a five percent owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the Plan is top heavy) at any time during the Year ending with or within the calendar year in which such owner attains age 66-1/2 or any subsequent Year. Once distributions have begun to a five percent owner after his Required
     Beginning Date, they must continue to be distributed, even if the Participant ceases to be a five percent owner in a subsequent Year.

Sec. 7.6 Final Contribution After Distribution of Benefits. If a Participant who has already received a distribution of his Individual Account under this
     Article is entitled to an  allocation  of an  Employer  contribution  under
     Section 4.3 for the Year in which such distribution was made, such contributions shall be paid to the Participant as soon as administratively practicable following the completion of the allocations under Article IV for such Year.


                                  ARTICLE VIII

                                      DEATH

Sec. 8.1 Benefits on Death. Upon the death of a Participant who is in the service of the Employer, his entire Individual Account shall be held for the benefit of his Beneficiary. Upon the death of a Participant whose service with the Employer has terminated, his nonforfeitable interest (determined under Section 10.2) in his Individual Account which has not been distributed at the time of his death under Articles VII-X shall be held for the benefit of his Beneficiary. His Beneficiary shall receive payment from his Individual Account in a single lump sum in accordance with Article XI hereof as soon as administratively practicable after the Participant's Individual Account has been credited and adjusted (as provided in Article IV) as of the Anniversary Date concurrent with or next following the Participant's death. The Named Fiduciary shall direct the Trustee to begin distribution prior to the time set forth in the preceding sentence if the Beneficiary directs the Named Fiduciary in writing. Any Beneficiary who receives a distribution of a portion of a Participant's Individual Account by reason of a Participant's death prior to August 23, 1984 shall be treated as receiving such distribution in accordance with the distribution rules applicable to the Plan prior to its restatement effective April 1, 1985.

Sec. 8.2 Final Contribution After Payment of Benefits. If the Individual Account of a deceased Participant whose Beneficiary has already received a distribution of the Participant's Individual Account under this Article is entitled to an allocation of an Employer contribution under Section 4.3 for the Year in which such distribution was made, such contributions shall be paid to the Beneficiary as soon as administratively practicable following the completion of the allocations under Article IV for such Year.


                                   ARTICLE IX

                                   DISABILITY

Sec. 9.1 Benefits on Disability.  In the event of termination of a Participant's employment due to Disability, his entire Individual Account shall be held for his benefit. If the balance of the Participant's Individual Account exceeds $3,500, the Participant shall receive payment from his Individual Account in a single lump sum in accordance with Article XI hereof as soon as administratively practicable after the allocations have been completed and his Individual Account has been credited and adjusted (as provided in
     Article IV) as of the Anniversary Date concurrent with or next following the date his Normal Retirement Date or earlier death occurs. The Named Fiduciary shall direct the Trustee to begin distribution prior to the time set forth in the preceding sentence if the Participant directs the Named Fiduciary in writing. If the balance of the Participant's Individual Account does not exceed $3,500, the Participant's entire Individual Account shall be distributed to him in a single lump sum as soon as administratively practicable after the allocations have been completed and his Individual Account has been credited and adjusted (as provided in Article IV) as of the Anniversary Date of the Year in which the date of his Disability occurs. The Named Fiduciary shall direct the Trustee to begin distribution prior to the time set forth in the preceding sentence if the Participant directs the Named Fiduciary in writing.

Sec. 9.2 Final Contribution After Payment of Benefits. If a Participant who has already received a distribution of his Individual Account under this
     Article is entitled to an  allocation  of an  Employer  contribution  under
     Section 4.3 for the Year in which the distribution was made, such contributions shall be paid to the Participant as soon as administratively practicable following the completion of the allocations under Article IV for such Year.


                                    ARTICLE X

                              TERMINATION BENEFITS

Sec. 10.1 Termination  Other than by Reason of Death,  Disability or Retirement.
     If a Participant terminates his employment for any reason other than retirement (whether normal or early), death or Disability, such Participant shall be entitled to such benefits as are hereinafter provided in Section
     10.2 at the time specified in Section 10.3.

Sec. 10.2 Vested Interest. A Participant to whom the provisions of Section 10.1 are applicable shall be entitled (as a vested interest) to receive a percentage of the then balance to his credit in his Individual Account, if any, determined in accordance with the following schedule:

         Years of Service (Vesting)      Vested Interest
         --------------------------      ---------------
                  Less than 5                    0%
                  5 or more                    100%

     A Participant who had no vested interest in the Plan as of April 1, 1989 shall vest under the above schedule. A Participant with a vested interest in the Plan as of April 1, 1989 will retain his vested percentage under the schedule in effect under the Plan as of March 31, 1989 and will continue to have his vested percentage increased under that schedule until he is credited with five Years of Service (Vesting) at which time he will become fully vested. Accordingly, those Participants with 3 or 4 Years of Service (Vesting) as of March 31, 1989 will vest under the following schedule:

         Years of Service (Vesting)               Vested Interest
         --------------------------               ---------------
                  3 but fewer than 4                    30%
                  4 but fewer than 5                    40%
                  5 or more                            100%

Sec. 10.3 Time of Distribution.  If a Participant's  employment terminates for a reason other than retirement (whether normal or early), death or Disability, and the value of the vested portion of his Individual Account exceeds $3,500, the portion of his Individual Account to which he is entitled under Section 10.2 shall be distributed to the Participant with his written consent. The distribution shall be made in a single lump sum in accordance with Article XI hereof as soon as administratively practicable after his Individual Account has been credited and adjusted (as provided in Article IV) as of the earlier of (i) the Anniversary Date immediately following the date the Participant incurs a One-Year Break in Service following his termination of employment, provided the written consent of the Participant to such distribution is received by the Named Fiduciary not later than 60 days after such Anniversary Date, or
     (ii) the Anniversary Date following the date his Normal Retirement Date or earlier death occurs, but not later than the time specified in Section
     11.4. If the Participant does not elect to receive the distribution when he is first eligible under the preceding sentence, he may elect to receive the distribution of his Individual Account in a single lump sum as soon as administratively practicable after his Individual Account has been credited and adjusted (as provided in Article IV) as of any subsequent Anniversary Date if he has provided written consent to such distribution to the Named Fiduciary not later than 60 days after such Anniversary Date. If, however, the vested balance of the terminated Participant's Individual Account does not exceed $3,500, the vested balance of the Participant's Individual Account shall be distributed to him in a single lump sum as soon as administratively practicable after the allocations have been completed and his Individual Account has been credited and adjusted (as provided in Article IV) as of the Anniversary Date of the Year in which the Participant incurs a One-Year Break in Service. The balance to the credit of a terminated Participant in his Individual Account which is not vested under the schedule in Section 10.2, if not previously forfeited, shall be forfeited as of the earlier of (i) the date his entire vested Individual Account balance has been distributed under Article XI or (ii) the last day of the Year in which such Participant incurs a Five-Year Break in Service. If the Participant is not entitled to any portion of his Individual Account under Section 10.2, he shall be deemed to have received a distribution and shall forfeit the balance of his Individual Account on the date of his incurring a One-Year Break in Service. The forfeited amount under this
     Section 10.3 shall remain in the Trust Fund and shall be applied as provided in Section 10.5. If a Former Participant is reemployed by an Affiliated Company without incurring a Five-Year Break in Service, the portion of his Individual Account which was forfeited hereunder shall be restored to his Individual Account in full. If currently unallocated forfeitures are not adequate to effect the restoration, the Company or the Affiliated Company shall make such additional contribution to the Plan as is necessary to restore the forfeited portion of his Individual Account. Any Participant (i) who incurred a termination of employment in a Plan Year beginning prior to January 1, 1985, (ii) who was not 100% vested in his Individual Account upon termination and (iii) who received a distribution of a vested portion of his Individual Account in a Year beginning prior to January 1, 1985 by reason of such termination shall be treated as receiving such distribution in accordance with the distribution, vesting and forfeiture rules applicable to the Plan prior to its restatement effective April 1, 1985.

Sec. 10.4 Forfeiture and Return to Service Prior to Complete Distribution. After
     a Five-Year Break in Service, a Participant to whom this Article X is applicable, other than a Participant described in Section 10.3, shall forfeit that portion of the amount of his Individual Account to which he is not entitled under Section 10.2 and the amount thus forfeited shall remain in the Trust Fund and shall be applied as provided in Section 10.5. The amount forfeited by a Participant hereunder shall be charged to his Individual Account on the Anniversary Date as of which he shall incur a Five-Year Break in Service. If the Participant returns to the service of the Employer after a Five-Year Break in Service, but before the full payment of his Individual Account, Employer contributions after such Five-Year Break in Service shall be allocated to a Parent Company Stock Account and Other Investments Account established on behalf of such Participant which is separate from the Individual Account of such Participant to which is allocated his account balance attributable to service prior to the Five-Year Break in Service.

Sec. 10.5 Application of Forfeitures.  The forfeitures  occurring as provided in
     Sections 10.3 and 10.4 shall first be used to restore the account of a Former Participant who has been located as provided in Section 11.8. If additional forfeitures remain after full restorations under Section 11.8, then remaining forfeitures shall be used to restore accounts of Former Participants under Section 10.3. If additional forfeitures remain thereafter, they shall be allocated as provided in Section 4.3(c)(ii) among the appropriate Parent Company Stock Accounts and Other Investments Accounts on the Anniversary Date of the Year the forfeiture occurs.


                                   ARTICLE XI

                                  DISTRIBUTIONS


Sec. 11.1 Form of Payment.  Except as provided  in Section  11.4(d),  whenever a
     Participant, Former Participant or Beneficiary is entitled to or required to receive benefits hereunder as provided in Articles VII to X, inclusive, the Named Fiduciary shall direct the Trustee to pay such benefits in a lump sum provided that a life annuity may not be a part of a lump sum distribution. Distribution of the amounts from a Participant's Individual Account will be made entirely in whole shares of Parent Company Stock and the value of any fractional share will be paid in cash. The distribution which a Participant is entitled to receive from his Parent Company Stock Account shall be equal to the number of shares of Parent Company Stock credited to his Parent Company Stock Account as of the immediately preceding Allocation Date plus any stock dividends to which he is entitled under Section 4.3(f). Any balance of his Other Investments Account as of the immediately preceding Allocation Date, plus cash or in-kind dividends to which the Participant is entitled under Section 4.3(f) will be used to purchase for distribution to him the maximum number of whole shares of Parent Company Stock at the fair market value per share as of the date of purchase, and any unexpended balance will be distributed to him in cash.

Sec. 11.2 Consent to  Distribution.  If the vested balance of the  Participant's
     Individual Account exceeds $3,500 and any part of the Individual Account could be distributed to the Participant before the Participant attains (or would have attained if not deceased) his Normal Retirement Date, the Participant must consent in writing to any distribution of such Individual Account. The consent must be obtained in writing within the 90-day period prior to the date benefit payment is to commence. The Named Fiduciary shall notify the Participant of the right to defer any distribution until his Normal Retirement Date. Such notification shall be provided no less than 30 days and no more than 90 days before benefit payment is to commence and shall include a general description of the material features, and an explanation of the relative values of, the form of benefit available under
     Section  11.1 in a manner  that would  satisfy the notice  requirements  of
     Section 417(a)(3) of the Code and a description of his direct rollover rights under Section 11.10. If the vested balance of the Participant's Individual Account does not exceed $3,500, the Participant, Former
     Participant, or Beneficiary does not have a right to delay the distribution, but shall be provided with a notice of his direct rollover rights under Section 11.10. A distribution may commence less than 30 days after the notice required under Treas. Reg. ss.1.411(a)-11(c) is given, provided that (i) the Named Fiduciary clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and
     (ii) the Participant, after receiving the notice, affirmatively elects a distribution. The consent of the Participant is not required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code.

Sec. 11.3 Minority or Disability of Distributee. During the minority or disability of a person entitled to receive benefits hereunder, the Named Fiduciary may direct the Trustee to make payments due such person directly to him or to his spouse or a relative or to any individual or institution having custody of such person. Neither the Employer, the Named Fiduciary nor the Trustee shall be required to see to the application of any payments so made and the receipt of the payee (including the endorsement of a check or checks) shall be conclusive as to all interested parties.

Sec. 11.4 Time of Payment and Payment on Death. Notwith- standing any other provisions of the Plan, the following provisions shall be applicable to the
     Plan:

     (a) Payment of benefits shall begin, unless the Participant otherwise elects, not later than the 60th day after the Anniversary Date of the Year in which the latest of the following events occurs:

          (i) the Participant reaches the earlier of age 65 or his Normal Retirement Date;

          (ii) the tenth anniversary of the date on which the Participant commenced participation in the Plan occurs, but not later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2; or

          (iii)the Participant terminates his service with the Employer, but in no event later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2.

          If the Participant fails to consent to a distribution at a time when any part of the balance of the Individual Account could be distributed prior to the Participant's Normal Retirement Date, such failure shall be deemed to be an election to defer commencement of payment of any benefit under this Section 11.4(a).

     (b) All distributions required under this Article XI shall be determined and made in accordance with Section 401(a)(9) of the Code and the Treasury Regulations thereunder, including the minimum distribution incidental benefit requirements of Treas. Reg. ss.1.401(a)(9)-2.

     (c) An election of a Participant to defer receipt of benefits shall be made by submitting to the Named Fiduciary a written statement signed by the Participant, describing the benefits and the date on which the Participant requests that the payments commence; provided, however, a Participant may not elect to defer receipt or commencement of receipt of benefits beyond his Required Beginning Date.

     (d) If a Participant is employed by an Employer as of his Required Beginning Date, the following minimum distribution rules shall apply:

          (i) As of the first Distribution Calendar Year, distributions shall commence to be made over one of the following periods): (A) a period certain equal to the Life Expectancy of the Participant; or (B) a period certain equal to the Joint and Last Survivor Expectancy of the Participant and his spouse, if any;

          (ii) The amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, shall be equal to the quotient obtained by dividing the Participant's Benefit by the Applicable Life Expectancy;

          (iii)The minimum distribution required for the Participant's first Distribution Calendar Year shall be made on or before the Participant's Required Beginning Date; provided that the Participant may elect for the Named Fiduciary to direct the Trustee to make that distribution on or before December 31 of the first Distribution Calendar Year;

          (iv) If distribution of benefits to a Participant has begun under this
               Section 11.4(d) and the Participant retires, dies, becomes disabled or incurs any other termination of employment before his entire Individual Account has been distributed to him, the remaining portion of such Participant's Individual Account shall be distributed to him or to his Beneficiary in a single lump sum as provided in Section 7.4, 8.1, 9.1 or 10.3, whichever is applicable.

     (e) If a Participant dies before the distribution of benefits to him has begun under Section 11.1, distribution to his Beneficiary of his entire Individual Account must be completed by December 31 of the calendar year containing the fifth anniversary of the death of such Participant. The provisions of this Section 11.4(e) shall not apply to the portion of the Participant's Individual Account which is payable:

          (i) to a Designated Beneficiary other than the Participant's surviving spouse under Section 11.1 on or before December 31 of the calendar year immediately following the calendar year in which the Participant died; or

          (ii) under Section 11.1 to a Designated Beneficiary who is the surviving spouse of the Participant at least by the later of (A) the December 31 of the calendar year immediately following the calendar year in which the Participant died and (B) the December 31 of the calendar year in which the Participant would have attained age 70-1/2.

          If the Participant has no Designated Beneficiary, distribution of the Participant's entire Individual Account must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

     (f) If a portion of the Participant's Individual Account is payable to the Participant's surviving spouse and such spouse dies before distributions to such spouse begin, the spouse shall be treated as the Participant under Section 11.4(e) with the exception of the provisions of subsection (ii) thereof.

     (g) Any portion of a Participant's Individual Account paid to a child shall be treated as if such portion has been paid to the Participant's surviving spouse if such portion will become payable to the surviving spouse upon the date the child reaches majority (or other designated event permitted under regulations prescribed by the Secretary of the Treasury).

     (h) Distribution of a Participant's Individual Account is considered to begin on the Participant's Required Beginning Date or, if Section 11.4(f) is applicable, the date distribution is required to begin to the surviving spouse pursuant to Section 11.4(e)(ii).

     (i)  Definitions:

          (i) Designated Beneficiary is the individual who is designated as the Beneficiary under the Plan in accordance with Section 401(a)(9) of the Code and the Treasury Regulations thereunder.

          (ii) The Required Beginning Date of a Participant shall be determined as follows:

               (A) If the Participant attains age 70-1/2 after December 31, 1987, his Required Beginning Date is the April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2;

               (B) If the Participant attains age 70-1/2 before January 1, 1988 and was not a five percent owner within the meaning of
                    Section 7.5, his Required Beginning Date is the April 1 of the calendar year following the calendar year in which the later of the Participant's retirement or attainment of age 70-1/2 occurs;

               (C) If a Participant is not a five percent owner within the meaning of Section 7.5 and attains age 70-1/2 during 1988 and has not retired as of January 1, 1989, his Required Beginning Date is April 1, 1990; or

               (D) If the Participant was a five percent owner within the meaning of Section 7.5 during any Year beginning after December 31, 1979, his Required Beginning Date is the April 1 of the calendar year following the later of (1) the calendar year in which the Participant attains age 70-1/2 or
                    (2) the earlier of the calendar year with or within which ends the Year in which the Participant becomes a five percent owner, or the calendar year in which the Participant retires.

          (iii)For the first distribution under Section 11.4(d), if any, Applicable Life Expectancy means the Life Expectancy (or Joint and Last Survivor Expectancy) computed (by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Treasury Regulations) using the attained age of the Participant (or his spouse, if any) as of the Participant's (or his spouse's) birthday in the applicable calendar year. Applicable Life Expectancy for each subsequent distribution shall be the Life Expectancy (or Joint and Last Survivor Expectancy) as recalculated. The Participant may elect whether the Applicable Life Expectancy [to be used in calculating the required distributions] under Section 11.4(d), if any] is his Life Expectancy or the Joint and Last Survivor Expectancy of him and his spouse; provided, however, that the Participant's spouse must be his Designated Beneficiary in order for the required distributions to be made over the Joint and Last Survivor Expectancy of him and his spouse. If the Participant fails to elect before the Required Beginning Date, the Applicable Life
               Expectancy shall be the Life Expectancy of the Participant (irrespective of whether the Participant has a spouse) and such Life Expectancy shall be recalculated. The applicable calendar year shall be the first Distribution Calendar Year and each such succeeding calendar year.

          (iv) For purposes of Section 11.4(d), Participant's Benefit means the balance of the Participant's Individual Account as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Individual Account as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. For purposes of this Section 11.4(i)(iv), if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

          (v) Distribution Calendar Year means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to this
               Section 11.4.

Sec. 11.5 Claims Procedure. The Named Fiduciary shall make all determinations as to the right of any person to receive a benefit. The denial by the Named Fiduciary of a claim for benefits under the Plan shall be stated in a written instrument signed by the Named Fiduciary and delivered to or mailed to the claimant within 60 days after receipt of the claim by the Named Fiduciary, unless special circumstances require an extension of time for processing the claim, in which case a determination shall be made as soon as possible, but in no event later than 120 days after receipt of the claim. Written notice of the extension shall be furnished to the claimant prior to the termination of the initial 60-day period and shall indicate the circumstances requiring the extension and the date by which the Named Fiduciary expects to render its decision. The written decision shall set forth:

     (a)  the specific reason or reasons for the denial;

     (b) a specific reference to the pertinent provisions of the Plan on which the denial is based;

     (c) a description of any additional material or information necessary for the claimant to perfect a claim and an explanation of why such material or information is necessary; and

     (d)  a statement that the claimant may:

          (i)  request a review upon written application to the Named Fiduciary;

          (ii) review pertinent plan documents; and

          (iii) submit issues and comments in writing.

     If notice of the denial is not furnished in accordance with the above procedure, the claim shall be deemed denied and the claimant shall be permitted to proceed with the review procedure. A request by the claimant for a review of the denied claim must be delivered to the Named Fiduciary within 60 days after receipt by such claimant of written notification of the denial of such claim. The Named Fiduciary shall, not later than 60 days after receipt of a request for a review, make a determination concerning the claim. If special circumstances require, the Named Fiduciary shall notify the claimant that an extension of time for processing, not in excess of 120 days after receipt of the request for review, is necessary. A written statement stating the decision on review, the specific reasons for the decision, and the specific provisions of the Plan on which the decision is based shall be mailed or delivered to the claimant within such 60 (or
     120) day period. If the decision on review is not furnished within the appropriate time, the claim shall be deemed denied on review. All communications from the Named Fiduciary to the claimant shall be written in a manner calculated to be understood by the claimant.

Sec. 11.6 Named Fiduciary's Duty to Trustee. The Named Fiduciary will notify the
     Trustee at the appropriate time of all facts which may be necessary hereunder for the proper allocation of increases, decreases, expenses, and contributions for Participants, the proper payment or distribution of benefits, or the proper performance of any other act required of the Trustee hereunder. The Named Fiduciary will notify the Trustee of such facts as are needed by the Trustee to perform its functions under the Trust Agreement. The Named Fiduciary will secure appropriate elections, directions, and designations for Participants, Former Participants, and Beneficiaries provided for in the Plan.

Sec. 11.7  Duty  to Keep  Named  Fiduciary  Informed  of  Distributee's  Current
     Address. Each Participant and Beneficiary must file with the Named Fiduciary from time to time in writing his post office address and each change of post office address. Any communication, statement or notice addressed to a Participant or Beneficiary at his last post office address filed with the Named Fiduciary or if no address is filed with the Named Fiduciary then at his last post office address as shown on an Employer's records, will be binding on the Participant and his Beneficiary for all purposes of the Plan. Neither the Named Fiduciary nor the Trustee shall be required to search for or locate a Participant or Beneficiary.

Sec. 11.8  Failure to Claim  Benefits.  In  connection  with the  payment of any benefits, the Named Fiduciary shall mail by registered or certified mail to the Participant or Beneficiary at his last known address his distribution under the Plan. If the Named Fiduciary notifies the Participant or Beneficiary that he is entitled to a distribution and also notifies him of the provisions of Section 11.7 and this Section 11.8 and the Participant or Beneficiary fails to claim his benefits under the Plan or make his current address known to the Named Fiduciary within three years after such distribution or notification, the Named Fiduciary, at the end of such three-year period, will direct that all unpaid amounts which would have been payable to such Participant or Beneficiary will be forfeited as of the next Allocation Date and applied as provided in Section 10.5. In the event that the Participant or Beneficiary is subsequently located, the Participant's Parent Company Stock Account will be restored and credited with the number of whole shares of Parent Company Stock and cash for any fractional share that have an aggregate fair market value equal to the aggregate value of his Individual Account as of the date that account was forfeited. The shares of Parent Company Stock and cash credited to his Parent Company Stock Account shall be distributed to the Participant or Beneficiary, and an Employer shall contribute an amount to the Plan which is equal to the amount distributed under the terms of this Section 11.8 to the extent that such amount cannot be reinstated through forfeitures occurring during the Year of repayment.

Sec. 11.9  Distribution   Pursuant  to  Qualified   Domestic  Relations  Orders.
     Notwithstanding any other provision of the Plan to the contrary, if the provisions of a "qualified domestic relations order" within the meaning of
     Section 414(p) of the Code provide that distributions shall be made to an "alternate payee" within the meaning of Section 414(p)(8) of the Code prior to the time that the Participant with respect to whom the alternate payee's benefits are derived attains age 50 or would be entitled to a distribution of assets from the Plan, the Named Fiduciary shall direct the Trustee to commence payments to the alternate payee as soon as administratively practicable following the later of (i) the receipt of such qualified domestic relations order by the Named Fiduciary or (ii) the date the Named Fiduciary receives the alternate payee's written consent to such distribution if the alternate payee's benefits under the Plan as determined by the provisions of the qualified domestic relations order exceed $3,500. The Named Fiduciary shall determine whether an order constitutes a "qualified domestic relations order" within the meaning of Section 414(p) of the Code.

Sec. 11.10 Tax Withholding and Participant's Direct Rollover.  If a Participant,
     Former Participant or Beneficiary receives a distribution or withdrawal from the Plan consisting of cash or assets other than Parent Company Stock with a combined value (excluding the value of Parent Company Stock) in excess of $200 (the "Non-Parent Company Stock Distribution"), the Trustee shall withhold the lesser of (a) 100% of the Non-Parent Company Stock Distribution made to that Participant, Former Participant or Beneficiary or
     (b) 20% of the value of the taxable portion of the entire distribution made after December 31, 1992 which constitutes an eligible rollover distribution within the meaning of Section 402(c)(4) of the Code. Any amount withheld shall be deposited by the Trustee with the Internal Revenue Service for the purpose of paying the distributee's federal income tax liability associated with the distribution or withdrawal. Notwithstanding the foregoing provisions, commencing on and after January 1, 1993, each Participant, each Former Participant and each spouse of a Participant or Former Participant shall be given the right to elect [pursuant to Section 401(a)(31) of the Code] to rollover all or any portion of the taxable amount of such person's distribution or withdrawal directly to an eligible retirement plan as defined in Section 402(c)(8)(B) of the Code as limited by Section 402(c)(9) of the Code and, to the extent a direct rollover is elected by any such person, the withholding requirements of this Section 11.10 will not apply. Each such election shall be in writing on a form prescribed by the Named Fiduciary for such purpose and given to the Participant, Former Participant or spouse within a reasonable period of time prior to the distribution or withdrawal.

                                   ARTICLE XII

                                     NOTICES

Sec. 12.1 Notice. As soon as practicable after a Participant, Former Participant or Beneficiary makes a request for payment, the Named Fiduciary shall notify the Trustee of the following information and give such directions as are necessary or advisable under the circumstances:

     (a)  name  and  address  of  the   Participant,   Former   Participant   or
          Beneficiary,

     (b)  amount to be distributed, and

     (c) any other information required by the Trustee for federal or state income tax withholding and reporting purposes.

Sec. 12.2 Modification of Notice. At any time and from time to time after giving the notice as provided for in Section 12.1, the Named Fiduciary may modify such original notice or any subsequent notice by means of a further notice or notices to the Trustee but any action taken or payments made by the Trustee pursuant to a prior notice shall not be affected by a subsequent notice.

Sec. 12.3  Reliance  on Notice.  Upon  receipt of any notice as provided in this
     Article XII, the Trustee shall promptly take whatever action and make whatever payments are called for therein, it being intended that the Trustee may rely upon the information and directions in such notice absolutely and without question. However, the Trustee may call to the attention of the Named Fiduciary any error or oversight which the Trustee believes to exist in any notice.


                                  ARTICLE XIII

                        AMENDMENT OR TERMINATION OF PLAN

Sec. 13.1 Amendment or  Termination  by Company.  At any time the Company acting through its governing body may amend or modify the Plan, retroactively or otherwise, or may terminate the Plan, by means of written notice to the Trustee, subject, however, to the other provisions of this Article XIII. Such termination may be made without consent being obtained from the Trustee, any Employer or Affiliated Company, the Committee, the Participants or their Beneficiaries, Employees or any other interested person. Also the Plan shall be considered terminated if the Company ceases business operations or if there is a complete discontinuance of Employer contributions.

Sec. 13.2 Effect of Amendment. No amendment or modification hereof by the Company, unless made to secure the approval of the

     Commissioner of Internal Revenue or other governmental bureau or agency, shall:

     (a) operate retroactively to reduce or divest the then vested interest in any Individual Account or to reduce or divest any benefit then payable hereunder; or

     (b) change the duties or responsibilities of the Trustee without the written consent or approval of the Trustee.

     Each such amendment shall be in writing signed by duly authorized officers of the Company with such consents or approval, if any, as provided above and shall become effective when executed by the Company unless a different effective date is specified in the amendment. The Committee shall give written notice to all Participants and to the Trustee of all amendments which are made to this Plan; provided, however, that such notice shall not be a condition of the effectiveness of any such amendment.

Sec. 13.3 Distribution on Termination or  Discontinuance of Contributions.  Upon
     termination of the Plan or complete discontinuance of contributions to the Plan, any amount of the Trust Fund previously unallocated, including any amounts in a suspense account established under Section 5.1, shall be allocated (unless such allocation would violate Section 5.1), and the Individual Accounts of all Participants, Former Participants, and Beneficiaries shall thereupon be and become fully vested and nonforfeitable to the extent then funded. The Trustee shall deduct from the Trust Fund all unpaid charges and expenses including those relating to said termination, except as the same may be paid by the Employer. The Named Fiduciary shall then adjust the balance of all Individual Accounts on the basis of the net value of the Trust Fund. The Named Fiduciary shall direct the Trustee to distribute the amount to the credit of each Participant, Former Participant, and Beneficiary when all appropriate administrative procedures have been completed. If any amount in a suspense account shall not be allocable because of the provisions of Section 5.1, such amount shall be returned to the Employer. Upon any complete discontinuance of contributions, the assets of the Trust Fund shall be held and administered by the Trustee for the benefit of the Participants of the Employer discontinuing contributions in the same manner and with the same powers, rights, duties and privileges herein described until the Trust Fund with respect to such Employer has been fully distributed. Upon the partial termination of the Plan, the Individual Accounts of affected Participants, Former Participants, and Beneficiaries shall thereupon be and become fully vested and nonforfeitable to the extent then funded and shall be distributed to such Participants, Former Participants and Beneficiaries when all appropriate administrative procedures have been completed. Subject to the requirements of Section 11.10 and notwithstanding any other provisions of the Plan, any distribution under this Section 13.3 shall be made in a single lump sum distribution as soon as administratively practicable after the later of (i) the termination of the Plan or (ii) the receipt following application of a favorable determination letter from the Internal Revenue Service with respect to the termination of the Plan.

Sec. 13.4 Reversion of Contributions to Employer.  Except as provided in Section
     3.3 and Section 13.3, under no circumstances or conditions shall the Trust Fund or any portion thereof revert to any Employer or be used for or
     diverted  to  the  benefit  of  anyone  other  than  Participants,   Former
     Participants and Beneficiaries, it being understood that the Trust Fund shall be for the exclusive benefit of Participants, Former Participants and Beneficiaries.

Sec. 13.5 Amendment of Vesting Schedule. At any time that the vesting schedule of the Plan is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable interest in his Individual Account, each Participant who has completed at least five Years (or, for Years beginning after December 31, 1988 with respect to Participants who complete at least one Hour of Service after April 1, 1989, each Participant who has completed at least three Years), whether or not consecutive, during each of which he has completed not fewer than 1,000 Hours of Service, may elect to have his vested interest in his Individual Account determined under the vesting schedule in effect prior to such amendment. An election made under the preceding sentence may be made at any time within 60 days after the later of the date:

     (a)  the amendment is adopted;

     (b)  the amendment becomes effective; or

     (c) the Participant is issued written notice of the amendment by the Named Fiduciary.

     An election under this Section shall be made in a written instrument delivered to the Named Fiduciary and once made, shall be irrevocable. For the purposes of this Section, a Participant shall be considered to have completed the five Years (or, for Years beginning after March 31, 1989 with respect to certain Participants described above, three Years) described in this Section if he shall have completed such Years prior to the end of the period during which he could make an election hereunder.

Sec. 13.6 Merger or Consolidation of Plan. In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to, another trust fund held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants in this Plan, the assets of the Trust Fund applicable to such Participants shall be transferred to the other trust fund only if:

     (a) each Participant would (if either this Plan or the other plan had then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if this Plan had then terminated); and

     (b) such other plan and trust fund are qualified under Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code.


                                   ARTICLE XIV

                                    COMMITTEE

Sec. 14.1 Committee Composition. The Company may appoint a Committee consisting of no fewer than one and no more than five members as determined by the Company. The Company may remove any member of the Committee at any time and a member may resign by written notice to the Company. Any vacancy in the membership of the Committee shall be filled by appointment of the governing body of the Company, but pending the filling of any such vacancy the then members of the Committee may act hereunder as though they alone constitute the full Committee.

Sec. 14.2 Committee Actions. Any and all acts and decisions of the Committee shall be by at least a majority of the then members, but the Committee may delegate to any one or more of its members the authority to sign notices or other documents on its behalf or to perform ministerial acts for it, in which event the Trustee and any other person may accept such notice, document or act without question as having been authorized by the Committee.

Sec. 14.3 Committee Procedure. The Committee may, but need not, call or hold formal meetings and any decisions made or action taken pursuant to written approval of a majority of the then members shall be sufficient. The Committee shall maintain adequate records of its decisions which records shall be subject to inspection by the Company, Employer, any Participant, Former Participant, Beneficiary, and any other person to the extent required by law, but only to the extent that they apply to such person. Also the Committee may designate one of its members as Chairman and one of its members as Secretary and may establish policies and procedures governing it as long as the same are not inconsistent with the terms of the Plan.

Sec. 14.4 Delegation to Committee and Company's Duty to Furnish Information. The
     Committee shall perform the duties and may exercise the powers and discretion given to it in this Plan and its decisions and actions may be relied upon by all persons affected thereby. The Trustee may rely without question upon any notices, directions, or other documents received from the Committee. The Company and each Employer shall furnish the Committee with all data and information available to the Company which the Committee may reasonably require in order to perform its duties. The Committee may rely without question upon any such data or information furnished by the Company and each Employer.

Sec. 14.5  Construction  of Plan and  Trustee's  Reliance.  Any and all  matters involving the Plan, including but not limited to any and all disputes which may arise involving Participants, Former Participants, and Beneficiaries and/or the Trustee shall be referred to the Committee. The Committee has the exclusive discretionary authority to construe the terms of the Plan and the exclusive discretionary authority to determine eligibility for all benefits hereunder. Any such determinations or interpretations of the Plan adopted by the Committee shall be final and conclusive and shall bind all parties. The Trustee may rely upon the decision of the Committee with respect to any question concerning the meaning, interpretation, or application of any provision of the Plan.

Sec. 14.6  Committee   Member's   Abstention  in  Cases  Involving  Own  Rights.
     Notwithstanding any other provision of this Article XIV, no Committee member shall vote or act upon any matter involving his own rights, benefits, or participation in the Plan.

Sec. 14.7 Counsel to Committee. The Committee may engage agents to assist it and may engage legal counsel who may be legal counsel for the Company. All reasonable expenses incurred by the Committee may be paid from the Trust Fund.

Sec. 14.8 Powers and Duties. In addition to any implied powers and duties which may be needed to carry out the provisions of the Plan, the Committee shall have the following specific powers and duties:

     (a)  To direct the Trustee as to investments in Parent Company Stock;

     (b) To make and enforce such rules and regulations as it shall deem necessary or proper for the efficient administration of the Plan;

     (c) To authorize disbursements from the Trust Fund (any instructions of the Committee to the Trustee shall be evidenced in writing and signed by a member of the Committee delegated with such authority by a majority of the Committee); and

     (d) To review the activities of any person designated to carry out the powers or duties of the Committee and to report to the governing body of the Company at least once each Year on the overall administration of the Plan.

                                   ARTICLE XV

                                  MISCELLANEOUS

Sec. 15.1 No Employment or Compensation Agreement. Nothing contained in the Plan shall be construed as giving any person or entity any legal or equitable right against the Company, any Employer, any Affiliated Company, their stockholders or partners, officers or directors, the Named Fiduciary, or the Trustee, except as the same shall be specifically provided in the Plan. Nor shall anything in the Plan give any Participant or other Employee the right to be retained in the service of an Employer. The employment of all persons by an Employer shall remain subject to termination by such Employer to the same extent as if the Plan had never been executed.

Sec. 15.2 Spendthrift Provision. Except as provided by the terms of a domestic relations order which is determined to be qualified under Section 414(p) of the Code, no Participant, Former Participant, or Beneficiary shall have the right to assign or transfer his interest hereunder, nor shall his interest be subject to claims of his creditors or others, it being understood that all provisions of the Plan shall be for the exclusive benefit of those designated herein.

Sec. 15.3 Construction. It is the intention of each Employer that the Plan be qualified under Section 401 of the Code, and all provisions hereof should be construed to that result.

Sec. 15.4 Titles. Titles of Articles and Sections hereof are for convenience only and shall not be considered in construing the Plan.

Sec. 15.5 Texas Law Applicable. The Plan and each of its provisions shall be construed and their validity determined by the laws of the State of Texas.

Sec. 15.6 Successors and Assigns.  The Plan shall be binding upon the successors and assigns of the Company and each Employer and the Trustee and upon the heirs and personal representatives of those individuals who become Participants hereunder.

Sec. 15.7 Allocation of Fiduciary  Responsibility by Named Fiduciary.  The Named
     Fiduciary may, by written instrument, allocate some or all of its responsibilities to another fiduciary, including the Trustee, or designate another person to carry out some or all of its fiduciary responsibilities. Each fiduciary to whom responsibilities are allocated by the Named Fiduciary will be furnished a copy of the Plan and their acceptance of such responsibility will be made by agreeing in writing to act in the capacity designated. The Named Fiduciary shall not be liable for an act or omission of any person (who is allocated a fiduciary responsibility or who is designated to carry out such responsibility) in carrying out a fiduciary responsibility except to the extent that with respect to the allocation or designation, continuation thereof, or implementation or establishment of the allocation or designation procedures the Named Fiduciary (i) did not perform all of his duties and responsibilities and exercise his powers hereunder with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, (ii) knowingly participates in or knowingly undertakes to conceal an act or omission of another fiduciary of the Plan, with the knowledge that such act or omission is a breach of fiduciary responsibility, (iii) did not make reasonable efforts under the circumstances to remedy a breach of fiduciary responsibility of which the Named Fiduciary has knowledge, or (iv) did not carry out its specific responsibilities, in accordance with the standard set forth in (i) above, and as a result, it has enabled another fiduciary of the Plan to commit a breach. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

Sec. 15.8 Expenses of Administration. The reasonable expenses incident to the operation of the Plan, including the compensation of personnel employed pursuant to Section 14.7, but excluding brokerage commissions, taxes and other costs incident to the purchase and sale of securities, shall be paid by the Employer. Except to the extent paid by an Employer, the Named Fiduciary shall cause the Trustee to pay all expenses incurred in the administration of the Plan, including expenses of the Committee and expenses and compensation of the Trustee.

Sec. 15.9  Indemnification of Fiduciaries.  The Employer and the Plan shall each indemnify and hold harmless the members of the Committee, members of the respective governing bodies of the Employers, any administrator and any other person who is deemed to be a "fiduciary" under either statutory or common law and who is also an Employee, officer or director of the Company or an Affiliated Company from and against any damages, judgments, settlements, costs, charges or expenses incurred in connection with the defense of any action, suit or proceeding to which they may be a party or with which they may be threatened or in connection with any appeal therefrom by virtue of any act or omission in their respective capacities for the Plan except to the extent that such act or omission arises from the gross negligence or willful misconduct of such fiduciary; provided, however, that notwithstanding anything to the contrary herein, the foregoing indemnification shall extend and be effective only to the extent that the same shall be valid and enforceable under all applicable laws.

                                   ARTICLE XVI

                        ADOPTION BY AFFILIATED COMPANIES

Sec. 16.1 Transfer of Employment to Another Employer. When an Employee's employment with any Employer is terminated, but such Employee continues to be a Participant by reason of continued employment by another Employer, the Participant concerned shall not be considered to have changed Employers for purposes of determining the Participant's eligibility, vesting rights, participation, and Plan benefits. An Employee who was a Participant when so transferred, and who is otherwise an eligible Employee, shall continue as a Participant in the Plan as adopted by his new Employer (whether the Company or another Employer) and shall continue without any requirement or re-enrollment unless otherwise required by the Plan. In such event, all notices, elections, designations, directions and the like theretofore made shall continue in effect. All interests then credited to the Participant shall constitute interests credited to the Participant under the Plan as adopted by his new Employer (whether the Company or another Employer). Employer contributions shall, subject to the terms and limitations of the Plan, continue to be made by the Participant's new Employer (whether the Company or another Employer). Any portion of his Individual Account which is forfeited shall be allocated to the Individual Accounts of Participants who are Employees of the Employer which originally made the contributions so forfeited.

Sec. 16.2  Contributions  and  Forfeitures.  Each  Participant  shall  have  his
     Individual Account credited with his share of his former Employer's contributions and with his share of his new Employer's contributions. The Annual Compensation received by such Participant from each Employer during the portion of the Year employed by an Employer shall constitute the basis for his allocation of that particular Employer's contribution. Forfeitures shall be applied as provided in Section 10.5 only for the benefit of the Participants employed by the Employer for whom the Participant works or last worked at the time the forfeiture occurs.

Sec. 16.3 Transfers of Employment Between Affiliated Companies. If an Employee of one Affiliated Company transfers to the employment of another Affiliated Company and such Affiliated Company has a comparable plan and trust agreement, the Trustee of each plan and trust shall make suitable arrangements for the transfer of the assets held in his Individual Account from the Plan of the former employer to the plan of the successor employer. The Employee will be granted credit for Years of Service (Vesting) with the former employer and will not be deemed to have terminated his employment.
     Annual Compensation from the former employer will be considered to be Annual Compensation from the successor employer.

          If an Employee participating in this Plan transfers to the employment of an Affiliated Company which does not have a comparable plan in force, he shall not be deemed to have terminated employment with the Employer. The value of his Individual Account will be held for his benefit until he terminates employment with all Affiliated Companies, dies or retires in accordance with Article VII, at which time the value of his Individual Account will be distributed to him or his Beneficiary as provided elsewhere herein. No further Employer contributions will be made on his behalf, but he will be granted credit for Years of Service (Vesting) with the Affiliated Company. In the event that he is reemployed by an Employer, he shall immediately become a Participant in this Plan.

Sec. 16.4 Action by Company. The Employers delegate to the Company the authority to amend the Plan, remove the Trustee, or a Committee member, appoint a new or additional Trustee or Committee member, or take all other actions concerning the Plan without joinder or approval of the other Employers.

Sec. 16.5 Termination of Employer's Status as Affiliated Company. Termination of an Employer's status as an Affiliated Company other than by merger or liquidation into the Company shall terminate the Plan and the Trust
     Agreement as adopted by such Employer unless, and except to the extent that, the governing body of the Company shall adopt a resolution consenting to the continuance of the Plan and the Trust Agreement as adopted by the Employer, specifying conditions therefor, such as amendments to the Plan and the Trust Agreement as adopted by the Employer and the investment in, disposition or distribution of Parent Company Stock, and the governing body of the Employer shall consent to and adopt such conditions, investments and the like.


                                  ARTICLE XVII

                                   THE TRUSTEE

Sec. 17.1 Trust Fund. A Trust Fund has been created and will be maintained for the purposes of the Plan, and the monies thereof will be invested in accordance with the terms of the Trust Agreement which forms a part of the Plan. All Employer contributions will be paid into the Trust Fund, and all benefits under the Plan will be paid from the Trust Fund.

Sec. 17.2 Trustee's Duties. Except as otherwise specifically provided in the Trust Agreement, the Trustee's obligations, duties and responsibilities are governed solely by the terms of the Trust Agreement, reference to which is hereby made for all purposes.

Sec. 17.3 Benefits Only from Trust. Any person having any claim under the Plan will look solely to the assets of the Trust Fund for satisfaction. In no event will any Employer or any of its officers, Employees, agents, members of its board of directors, the Trustee, any successor trustee, or any member of the Committee, be liable in their individual capacities to any person whomsoever, under the provisions of the Plan or Trust Agreement, absent a breach of fiduciary responsibility determined pursuant to the applicable provisions of ERISA.

Sec. 17.4 Trust Fund Applicable Only to Payment of Benefits. The Trust Fund will be used and applied only in accordance with the provisions of the Plan, to provide the benefits thereof, except as provided in Section 15.8 regarding payment of administrative expenses, and no part of the corpus or income of the Trust Fund will be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons thereunder entitled to benefits.

Sec. 17.5 Texas Trust Code. Although it is intended that the foregoing powers of the Trustee be applicable hereunder, it is also intended that all provisions of the Texas Trust Code, and any amendments thereto, not inconsistent with the above enumerated powers or other provisions of the Plan, shall be applicable in the administration of the Trust Fund.

Sec. 17.6 Voting Rights. At each annual or special meeting of the stockholders of Capital Southwest Corporation or by actions taken without a meeting, the Trustee may vote or refrain from voting any and all shares of Parent Company Stock held in the Trust Fund in such manner as deemed, in the Trustee's sole discretion, to be in the best interest of Participants and Beneficiaries. The Committee may from time to time direct the Trustee as to the manner of voting such shares, and the Trustee shall follow such instructions and shall bear no responsibility for the propriety of the decisions of the Committee.


                                  ARTICLE XVIII

                                   INVESTMENTS

Sec. 18.1   Investment  of   Contributions   and  Trust  Assets.   All  Employer
     contributions in cash and any other cash received by the Trust Fund attributable to Employer contributions under the Plan, including dividends, will first be used to pay current obligations of the Trust Fund, and any excess will be used either to pay other obligations of the Trust Fund, to buy Parent Company Stock from holders of outstanding stock or newly issued or treasury stock or to make other prudent investments; provided, however, that at all times the Trustee shall attempt to invest 100% of the Trust Fund assets in Parent Company Stock consistent with market availability or other conditions. The Committee may from time to time direct the Trustee as to the extent of investment in Parent Company Stock and the Trustee shall follow such instructions and shall bear no responsibility for the propriety of the investment decision of the Committee. All purchases of Parent Company Stock shall be made at a price, or at prices, which in the judgment of the Trustee do not exceed the fair market value of such shares of Parent Company Stock, which may be above the quoted market price on a national securities exchange or in the over-the-counter market. If no current obligations of the Trust Fund are outstanding and unpaid and the Trustee determines that it is in the best interest of the Trust Fund, the Trustee may invest funds of the Trust Fund temporarily in securities issued or guaranteed by the United States of America or any agency thereof, in certificates of deposit, or in short-term commercial paper, or such funds may be held temporarily in cash.


                                   ARTICLE XIX

                              TOP HEAVY PROVISIONS

Sec. 19.1 Minimum  Allocation  Requirements.  Notwithstanding  the provisions of
     Section 4.3, for any Year in which the Plan is a Top Heavy Plan, the requirement for 1,000 Hours of Service shall not apply and Employer contributions and forfeitures which are allocated to any Participant who on the last day of the Year is a Non-Key Employee who has satisfied the eligibility requirements of Section 2.1 shall not be less than the lesser of (i) three percent of such Participant's Annual Compensation [as defined in Section 5.1(o)(vi)] or (ii) the largest percentage of Employer contributions, as a percentage of the first $200,000 (or, beginning April 1, 1988, such other amount equal to the Compensation Limitation as defined in Section 1.5) of the Annual Compensation [as defined in Section 5.1(o)(vi)] of Participants who are Key Employees, allocated to any such Participant who is a Key Employee for that Year; provided, however, if an Employer maintains a defined benefit plan which designates this Plan to satisfy Section 401 or 410 of the Code, (ii) above shall not apply.

Sec. 19.2   Adjustment  to  Limitation  on  Allocations.   Notwithstanding   the
     provisions of Sections 5.1(o)(viii)(B)(1) and 5.1(o)(ix)(B)(1), beginning with the first Year beginning after December 31, 1983 in which the Plan is a Top Heavy Plan, the following provisions shall be applicable to Section
     5.1 of the Plan:

     (a) Section 5.1(o)(viii)(B)(1) shall be revised by substituting "1.0" for "1.25" and the numerator of the fraction described in Section 5.1(o)(viii)(D)(1) shall be revised by substituting "$41,500" for "$51,875" unless (i) the Plan would not be a Top Heavy Plan as defined in Section 20.4(a) if "90%" were substituted for 60% in such definition, and (ii) the minimum allocation requirements of Section
          20.1 for a Participant who is a Non-Key Employee are satisfied and, in applying such provisions, "four percent" is substituted for "three percent;" and

     (b) Section 5.1(o)(ix)(B)(1) shall be revised by substituting "1.0" for "1.25" unless (i) the Plan would not be a Top Heavy Plan as defined in
          Section 20.4(a) if "90%" were substituted for 60% in such definition, and (ii) the minimum benefit requirements of Section 416(h)(2)(A) of the Code are satisfied for all participants in the defined benefit pension plan who are Non-Key Employees.

Sec. 19.3 Vesting Schedule. Notwithstanding the provisions of Section 10.2, beginning with the first Year in which the Plan is a Top Heavy Plan, the following provisions shall be applicable to Section 10.2 of the Plan.

     (a) Except as provided in Section 19.3(b) below, each Participant shall be entitled (as a vested interest) to receive the greater of the vested interest calculated pursuant to Article X or a percentage of the then combined balance to his credit in his Parent Company Stock Account and Other Investments Account determined in accordance with the following schedule:

         Years of Service (Vesting)                           Vested Interest
         --------------------------                           ---------------
                  Less than 3                                       0%
                  3 or more                                       100%

     (b) The schedule in Section 19.3(a) above shall not apply to the Individual Account of any Participant who does not perform an Hour of Service after the Determination Date on which the Plan first became a Top Heavy Plan; any such Participant's vested interest in his Parent Company Stock Account and Other Investments Account shall be determined by applying the schedule in Section 10.2 of the Plan as applicable to the Plan prior to the Determination Date on which the Plan first became a Top Heavy Plan.

Sec. 19.4 Definitions.

     (a) "Top Heavy Plan" means the Plan for a Year beginning after December 31, 1983, if the Plan is the only plan maintained by an Employer and the top heavy ratio as of the Determination Date exceeds 60%. The top heavy ratio is a fraction, the numerator of which is the sum of the present value of the Individual Accounts of all Key Employees as of the Determination Date, the contributions due as of the Determination Date, and distributions made within the five-year period immediately preceding the Determination Date (including distributions under a terminated plan which if it had not been terminated would have been required to be included in an aggregation group), and the denominator of which is a similar sum determined for all Employees. The top heavy ratio shall be calculated without regard to (i) the Individual Account of a Participant who is not a Key Employee but who was a Key Employee in a prior Year, (ii) the Individual Account of any individual who has not performed any services for an Employer at any time during the five-year period ending on the Determination Date, and (iii) voluntary deductible Employee contributions, if any. The top heavy ratio, including distributions, rollover and transfers, to the extent such items must be taken into account, shall be calculated in accordance with Section 416 of the Code and the regulations thereunder. If an Employer maintains other qualified plans (including a simplified employee pension plan) or has ever maintained one or more defined benefit plans which have covered or could cover a Participant in this Plan, this Plan is top heavy for a Year beginning after December 31, 1983 only if it is part of the Required Aggregation Group, and the top heavy ratio for both the Required Aggregation Group and the Permissive Aggregation Group exceeds 60%. The top heavy ratio shall be calculated as described above, taking into account all plans within the aggregation group and with reference to Determination Dates that fall within the same calendar year; provided that if a defined benefit plan is included in the aggregation group, the present value of accrued benefits (instead of account balances) of participants in that plan shall be computed for purposes of calculating the top heavy ratio. The accrued benefit under a defined benefit plan in both the numerator and the denominator of the top heavy ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the Determination Date. The accrued benefit of a Participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section
          411(b)(1)(C) of the Code. The value of account balances and the present value of accrued benefits will be determined as of the most recent Allocation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Section 416 of the Code and the Treasury Regulations thereunder for the first and second plan years of a defined benefit plan. The actuarial assumptions (interest rate and mortality only) used by the actuary under the defined benefit plan shall be used to calculate the present value of accrued benefits from the defined benefit plan.

     (b) "Determination Date" means for any Year the Anniversary Date of the preceding Year, or in the case of the first Year of the Plan, the Anniversary Date of that Year.

     (c) "Required Aggregation Group" means (1) each qualified plan of an Employer in which at least one Key Employee participates, and (2) any other qualified plan of an Employer which enables a plan described in
          (1) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

     (d) "Permissive Aggregation Group" means the Required Aggregation Group plus any other qualified plans maintained by an Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

          IN WITNESS WHEREOF, the Company, acting by and through its duly authorized officers, has caused this restated Plan to be executed as of the day and year first above written.

                                                     THE RECTORSEAL CORPORATION



                                                     By